UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a–12

NOVA LIFESTYLE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOVA LIFESTYLE, INC.
6565 E. Washington Blvd.

Commerce, CA 90040

June 9, 2014

Dear Stockholder:

You are cordially invited to attend the 2014 Annual Meeting of Stockholders of Nova LifeStyle, Inc., a Nevada corporation, to be held at the DoubleTree by Hilton Hotel Los Angeles – Commerce located at 5757 Telegraph Road Commerce, CA 90040 on June 30, 2014, at 10:00 a.m. local time.

The Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the annual meeting.  Our directors and officers will be present to respond to appropriate questions from stockholders.

Whether or not you plan to attend the meeting, please vote as soon as possible. You can vote by returning the proxy card, via the Internet or by telephone. This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy.

Sincerely,

/s/ Thanh H. Lam Thanh H. Lam President and Chairperson of the Board of Directors

NOVA LIFESTYLE, INC.
6565 E. Washington Blvd.
Commerce, CA 90040

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 30, 2014

NOTICE HEREBY IS GIVEN that the 2014 Annual Meeting of Stockholders of Nova LifeStyle, Inc., a Nevada corporation, will be held at the DoubleTree by Hilton Hotel Los Angeles – Commerce located at 5757 Telegraph Road Commerce, CA 90040 on June 30, 2014, at 10:00 a.m. local time, to consider and act upon the following:

1.	To elect seven directors, each to serve until the 2015 Annual Meeting of Stockholders;

2.	To ratify the appointment of Marcum Bernstein & Pinchuk LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

3.	To conduct an advisory vote on the compensation of our named executive officers;

4.	To conduct an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers;

5.	To adopt the Nova LifeStyle, Inc. 2014 Omnibus Long-Term Incentive Plan; and

6.
To transact such other business as properly may come before the annual meeting or any adjournments thereof.  The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the annual meeting.

Stockholders of record at the close of business on June 3, 2014 are entitled to receive notice of and to vote at the 2014 Annual Meeting and any adjournments thereof.

By Order of the Board of Directors

/s/ Thanh H. Lam Thanh H. Lam President and Chairperson of the Board of Directors

  Commerce, California
  June 9, 2014

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on June 30, 2014:

WHETHER OR NOT YOU PLAN TO ATTEND OUR 2014 ANNUAL MEETING OF STOCKHOLDERS, YOUR VOTE IS IMPORTANT. PLEASE FOLLOW THE INSTRUCTIONS IN THE PROXY MATERIALS TO VOTE YOUR PROXY VIA THE INTERNET OR BY TELEPHONE OR REQUEST AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE PROXY CARD BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND OUR 2014 ANNUAL MEETING OF STOCKHOLDERS, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

NOVA LIFESTYLE, INC.
6565 E. Washington Blvd.
Commerce, CA 90040

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 30, 2014

We are furnishing this Proxy Statement to the stockholders of Nova LifeStyle, Inc., a Nevada corporation in connection with the solicitation, by the Board of Directors of Nova LifeStyle, Inc. (the “Board”), of proxies to be voted at our 2014 Annual Meeting of Stockholders to be held at the DoubleTree by Hilton Hotel Los Angeles – Commerce located at 5757 Telegraph Road Commerce, CA 90040 on June 30, 2014, at 10:00 a.m. local time, and at any adjournments or postponements of the meeting.

When used in this Proxy Statement, the terms “Nova LifeStyle,” “Nova,” the “Company,” “we,” “our” and similar terms refer to Nova LifeStyle, Inc., a Nevada corporation, and its wholly-owned subsidiaries.

You will be eligible to vote your shares electronically via the Internet, by telephone or by mail by following the instructions in these Proxy Materials.

This Proxy Statement, our Annual Report on Form 10-K, for fiscal year ended December 31, 2013, and other proxy materials, including the Proxy Card and the Notice of Annual Meeting, are available free of charge online at www.proxyvote.com.  Directions to our 2014 Annual Meeting of Stockholders are available by calling (323) 888-9999 or by written request to Thanh H. Lam, our President, at 6565 E. Washington Blvd., Commerce, CA 90040.

ABOUT THE 2014 ANNUAL MEETING

General: Date, Time and Place

We are providing this Proxy Statement to you in connection with the solicitation, on behalf of our Board, of proxies to be voted at our 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”) or any postponement or adjournment of that meeting.  The 2014 Annual Meeting  will be held on June 30, 2014, at 10:00 a.m. local time at the DoubleTree by Hilton Hotel Los Angeles – Commerce located at 5757 Telegraph Road Commerce, CA 90040.

Matters to be Considered and Voted Upon

At the 2014 Annual Meeting, stockholders will be asked to consider and vote (i) to elect the nominees named herein as directors; (ii) to ratify the selection of our independent registered public accounting firm; (iii) to conduct an advisory vote on the compensation of our named executive officers; (iv) to conduct an advisory vote on the frequency of named executive officer compensation advisory votes and (v) to approve the Nova LifeStyle, Inc. 2014 Omnibus Long-Term Incentive Plan.  The Board does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Stock Outstanding and Entitled to Vote

Our Board established June 3, 2014 as the record date. Only holders of shares of the Company’s common stock, par value $0.001 per share, as of the record date, are entitled to notice of, and to vote at, the 2014 Annual Meeting. Each share of common stock entitles the holder thereof to one vote per share on each matter presented to our stockholders for approval at the 2014 Annual Meeting. At the close of business on the record date, we had 20,721,316 shares of our common stock outstanding.

Quorum; Required Vote

A quorum of stockholders is required for the transaction of business at the 2014 Annual Meeting. The presence of at least a majority of all of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at the meeting. Votes cast by proxy or in person at the 2014 Annual Meeting will be tabulated by an election inspector appointed for the meeting and will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote on a particular matter on the proxy card, will be included in determining the presence of a quorum at the 2014 Annual Meeting.

Assuming that a quorum is present, our stockholders may take action at the annual meeting with the votes described below.

Election of Directors.  Under Nevada law and the Amended and Restated Bylaws of the Company (“Bylaws”), the affirmative vote of a plurality of the votes cast by the holders of our shares of common stock is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Stockholders do not have any rights to cumulate their votes in the election of directors. Abstentions and broker non-votes will not be counted toward a nominee's total.

Ratification of the selection of Marcum Bernstein & Pinchuk LLP as our independent registered public accounting firm.  The affirmative vote of the holders of a majority of the shares actually voted on the proposal at the Annual Meeting, provided a quorum is present, is required to ratify the selection of Marcum Bernstein & Pinchuk LLP as our independent registered public accounting firm.  Abstentions and broker non-votes will not be counted as votes in favor of or against the proposal.

Non-binding advisory vote regarding the compensation of our named executive officers.  The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to approve the compensation of our named executive officers. Abstentions and broker non-votes will not be counted as votes approving the compensation of our named executive officers.

Non-binding advisory vote regarding the frequency of future advisory votes on the compensation of our named executive officer.  A stockholder may (i) vote one year, (ii) vote two years, (iii) vote three years or (iv) abstain from voting.  The frequency that receives the greatest number of votes will be deemed the choice of the stockholders, even if those votes are less than a majority of shares present and entitled to vote. Abstentions and broker non-votes will not be counted as votes in favor of any frequency alternative (one year, two years, or three years).

Approval of the Nova LifeStyle, Inc. 2014 Omnibus Long-Term Incentive Plan.  The affirmative vote of the holders of a majority of the shares actually voted on the proposal at the Annual Meeting, provided a quorum is present, is required to approve the Nova LifeStyle, Inc. 2014 Omnibus Long-Term Incentive Plan. Abstentions and broker non-votes will not be counted as votes in favor of or against the proposal.

Abstentions and Broker Non-Votes

Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine,” the broker may generally vote your shares for you.  A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Rules that govern how brokers vote your shares have recently changed. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may no longer use discretionary authority to vote your shares on any of the matters to be considered at the 2014 Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

Voting Procedure; Voting of Proxies; Revocation of Proxies

Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you may vote in person at the 2014 Annual Meeting or vote by proxy using the accompanying proxy card. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the 2014 Annual Meeting and vote in person even if you have already voted by proxy.

By Internet – stockholders may vote on the internet by logging on to www.proxyvote.com and following the instructions given.

By Telephone – stockholders may vote by calling 1-800-690-6903 (toll-free) with a touch tone telephone and following the recorded instructions.

By Mail – stockholders must request a paper copy of the proxy materials to receive a proxy card and follow the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging onto www.proxyvote.com and following the instructions given. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. In the alternative, the proxy card can be mailed directly to the Company: Thanh H. Lam, our President, located at 6565 E. Washington Blvd., Commerce, CA 90040. Our Board has selected each of Ya Ming Wong and Thanh H. Lam to serve as proxies.

If you vote by telephone or via the Internet, you do not need to return your proxy card. Telephone and Internet voting are available 24 hours a day and will close at 11:59 P.M. Eastern Time on Sunday, June 29, 2014.

In Person - stockholders may vote in person at the 2014 Annual Meeting. To vote in person, come to the 2014 Annual Meeting and we will give you a ballot when you arrive. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the 2014 Annual Meeting.

Shares of our common stock represented by proxies properly voted that are received by us and are not revoked will be voted at the 2014 Annual Meeting in accordance with the instructions contained therein. If instructions are not given, such proxies will be voted FOR election of each nominee for director named herein, FOR ratification of the selection of Marcum Bernstein & Pinchuk LLP as our independent registered public accounting firm, FOR approval of the compensation of our named executive officers described in this Proxy Statement, FOR the one-year option as to the frequency of the advisory vote on the compensation of our named executive officers and FOR the approval of the Nova LifeStyle, Inc. 2014 Omnibus Long-Term Incentive Plan. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by us, in our sole discretion, on any matters brought before the 2014 Annual Meeting for which we did not receive adequate notice under the proxy rules promulgated by the Securities and Exchange Commission (“SEC”).

Street Name Stockholders

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of such shares. Because a beneficial owner is not a stockholder of record, you may not vote these shares in person at the 2014 Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the 2014 Annual Meeting.

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you can most conveniently vote by telephone, Internet or mail. Please review the voting instructions on your voting instruction form.

Your proxy is revocable at any time before it is voted at the 2014 Annual Meeting in any of the following three ways:

1.      You may submit another properly completed proxy bearing a later date.

2.      You may send a written notice that you are revoking your proxy to Thanh H. Lam, our President, located at 6565 E. Washington Blvd., Commerce, CA 90040.

3.      You may attend the 2014 Annual Meeting and vote in person.  However, simply attending the 2014 Annual Meeting will not, by itself, revoke your proxy.

Dissenters’ Right of Appraisal

Under Nevada General Corporation Law and the Company’s Certificate of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the 2014 Annual Meeting.

Proxy Solicitation

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Householding

SEC rules permit us to deliver a single copy of our annual report and proxy statement, to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one copy of the annual report and proxy statement, to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. If you received a householded mailing this year and you would like to have additional copies of our annual report and proxy statement mailed to you or you would like to opt out of this practice for future mailings, contact Thanh H. Lam, our President, located at 6565 E. Washington Blvd., Commerce, CA 90040. We agree to deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and annual report to any stockholder at the shared address to which a single copy of those documents were delivered.

Stockholder List

For at least ten days prior to the meeting, a list of stockholders entitled to vote at the 2014 Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose related to the 2014 Annual Meeting, during ordinary business hours at our principal executive office. The list will also be available for examination at the 2014 Annual Meeting.

Other Business

The Board is not aware of any other matters to be presented at the 2014 Annual Meeting other than those mentioned in this Proxy Statement and our accompanying Notice of Annual Meeting of Stockholders. If, however, any other matters properly come before the 2014 Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment.

Proposals of Stockholders for 2015 Annual Meeting

Stockholder proposals will be considered for inclusion in the Proxy Statement for the 2015 Annual Meeting in accordance with Rule 14a-8 under Securities Exchange Act of 1934, as amended (the “Exchange Act”), if they are received by the Company, on or before February 9, 2015.

Stockholder notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on our books, of the stockholder proposing such business, (iii) the class and number of shares of Nova LifeStyle, which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.

A stockholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Nova LifeStyle, which are beneficially owned by such person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the stockholder and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our Proxy Statement, if any, as a nominee and to serving as a director if elected).

Proposals and notices of intention to present proposals at the 2015 Annual Meeting should be addressed to Thanh H. Lam, our President, located at 6565 E. Washington Blvd., Commerce, CA 90040.

Voting Results of 2014 Annual Meeting

Voting results will be published in a Current Report on Form 8-K issued by us within four (4) business days following the 2014 Annual Meeting.

PROPOSAL 1— ELECTION OF DIRECTORS

Nominees

Our Bylaws provide that the Board shall consist of not less than one (1) nor more than ten (10) directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors, although vacancies occurring as a result of removal of directors by the Company’s stockholders may only be filled by the stockholders. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board) will serve for the remainder of the one year term in which the vacancy occurred and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

Our Board currently consists of seven (7) members. Each of our current directors will stand for re-election at the 2014 Annual Meeting.

If elected as a director at the 2014 Annual Meeting, each of the nominees will serve a one-year term expiring at the 2015 Annual Meeting of Stockholders and until his successor has been duly elected and qualified.  Biographical information regarding each of the nominees is set forth below.  No family relationships exist among any of our director nominees or executive officers.

Each of the nominees has consented to serve as a director if elected.  If any nominee should be unavailable to serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

Executive Officers and Directors

The following table sets forth certain information regarding our executive officers and directors as of June 3, 2014:

Name	Age	Position	Served From
Ya Ming Wong	46	Chief Executive Officer and Director	June 2011
Yuen Ching Ho	54	Chief Financial Officer and Director	May 2013
Thanh H. Lam	46	Chairperson, President and Director	June 2011
James R. Talevich (1)	64	Director (Independent)	May 2013
Michael Viotto (1)	63	Director (Independent)	May 2013
Chung Shing Yam	55	Director (Independent)	May 2013
Peter Kam (1)	63	Director (Independent)	May 2013

(1) Member of Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee

Biographical Information

Ya Ming Wong was appointed our Chief Executive Officer on June 30, 2011 and a Member of our Board on June 30, 2011. Mr. Wong was one of the two founders of Nova Dongguan, our wholly owned subsidiary, and has served as its Chief Executive Officer since its inception in 2003. Mr. Wong has over 20 years of experience in the furniture industry. Mr. Wong has been appointed the vice-chairman of the Dongguan City Association of Enterprises with Foreign Investment (DGAEFI) since December 2008, the vice-chairman of the Dongguan Furniture Association (DGFA) since April 2003, and the director of The International Furniture and Decoration (Hong Kong) Association since January 2003. From 1991 to 2003, Mr. Wong served as the Chief Executive Officer of Navy Blue Inc., a Macao-based furniture company with manufacturing facilities in Dongguan, China. Prior to that time, from 1988 to 1991, Mr. Wong worked for C&E German Furniture Ltd., a Hong Kong-based furniture company with manufacturing facilities in Dongguan, China, as the design and production manager. Mr. Wong graduated from Hong Kong Tang Shiu Kin Victoria Technical School in 1988. Mr. Wong is the brother of Ah Wan Wong, our Vice President of Marketing. Mr. Wong brings extensive knowledge about business strategy and product development in the furniture industry in China and international markets and of our operations and long-term strategy to the Board. The Board believes that Mr. Wong’s vision, leadership and extensive knowledge about us and the furniture industry is essential to our future growth.

Yuen Ching Ho was appointed our Chief Financial Officer on June 30, 2011 and a Member of our Board on May 28, 2013. Mr. Ho was one of the two founders of Nova Dongguan, our wholly owned subsidiary and has served as its Chief Financial Officer since its inception in 2003. Mr. Ho also was responsible for the administration, finance and marketing of Nova Macao, our wholly owned subsidiary, since its inception in 2006. Mr. Ho has over 20 years of experience in the furniture industry. From 1991 to 2003, Mr. Ho served as the Chief Operating Officer of Navy Blue Inc., a Macao-based furniture company with manufacturing facilities in Dongguan, China. Prior to that time, from 1990 to 1991, Mr. Ho worked as the export administrative staff for C&E German Furniture Ltd., a Hong Kong-based furniture company with manufacturing facilities in Dongguan, China. Mr. Ho received a bachelor’s degree in Commerce from St. Mary’s University in 1984 and obtained his MBA from The Chinese University of Hong Kong in 1990.

Thanh H. Lam was appointed our President and a member of our Board on June 30, 2011, and was elected as Chairperson of the Board on June 4, 2013, following Ya Ming Wong's resignation as Chairman of the Board. Ms. Lam was a co-founder of the Diamond Sofa brand and previously was the Chief Executive Officer of Diamond Bar in Commerce, California, our wholly owned subsidiary acquired by the Company in August 2011. Ms. Lam has pioneered the Diamond Sofa brand since 1992 and, prior to our acquisition of the Diamond Sofa brand, was in charge of its product development and merchandising for the U.S. market and managed its national sales force and oversaw distribution. In 2005, Ms. Lam was featured in a Furniture Today “Fresh Faces” profile, one of the highest honors bestowed to exceptional and talented young entrepreneurs in the furniture industry. Ms. Lam received her Bachelor of Science degree in Business Administration and Finance from the California State University of Los Angeles. Ms. Lam brings to the Board 21 years of experience in developing a furniture brand and marketing to the U.S. furniture industry. The Board believes that Ms. Lam’s in-depth knowledge of the U.S. furniture market and knowledge of our business through her work with the Diamond Sofa brand will assist us in our future growth and expansion plans.

James R. Talevich became a director on May 28, 2013, and  currently serves as a member of the Executive Committee and Advisory Council of the SEC Financial Reporting Institute at the USC Marshall School of Business, as well as Vice President of the UCLA Anderson School of Management Alumni Board and Executive Committee, and as a member of the Concordia University Healthcare Management Advisory Board.  Mr. Talevich served as Chief Financial Officer of I-Flow Corporation, a NASDAQ-listed medical technology company, from 2000 to 2009, Chief Financial Officer of Gish Biomedical, a NASDAQ-listed manufacturing company, from 1999 to 2000, and Chief Financial Officer of Tectrix Fitness Equipment from 2005 to 2009.  Previously, he held financial management positions with Mallinckrodt Group Inc., Fiat S.p.A, Pfizer Inc., SensorMedics Corporation, Baxter International Inc., and KPMG.  Mr. Talevich previously served on the Board of Directors of AcryMed, Inc., a developer of antimicrobial nanoparticle technologies, from 2008 to 2009.  Mr. Talevich received a B.A. in physics from California State University, Fullerton in 1973 and an MBA from the UCLA Anderson School of Management in 1975.  He is licensed as a Certified Public Accountant.

Michael J. Viotto was appointed a member of our Board on May 28, 2013, and currently serves as a Business Development Agent at Coface North America, and has served in that role since 2009.  During 2008 and 2009, Mr. Viotto served as a Senior Wholesale Account Executive at Bank of America. From 2002 to 2008, he was a Senior Wholesale Account Executive for Washington Mutual, Inc. in California.  Mr. Viotto received his B.S. in Business Administration from California Polytechnic University in Pomona, California in March, 1985. He is licensed as a Salesperson by the State of California Department of Real Estate.  Mr. Viotto is also licensed as a Casualty and Property Broker-Agent by the California Department of Insurance.

Chung Shing Yam was appointed a member of our Board on May 28, 2013, and currently serves as the sole investor and developer of Kang Hu Village, a private housing estate located in the Dongguan area of the People’s Republic of China.  Through Kang Hu Village, Mr. Yam also provides real estate agent and management services. Mr. Yam serves as a director of the Asian Knowledge Management Association, and is the Board Chairman of the Politic and Commerce Association, Dongguan city, Guangdong province, as well as the permanent Honorary President and Vice Chief Director of the Overseas Association in Dongguan.  He is also the Deputy Chairman of the Dongguan City Association of Enterprises with Foreign Investment.  Mr. Yam graduated from The Hong Kong Polytechnic University in 1981 with a major in Business and received his Master of Business Administration (MBA) from The Hong Kong Polytechnic University in 1987.

Peter Kam was appointed a member of our Board on May 28, 2013,  and is currently involved in various business ventures.  From 1977 through the present, Mr. Kam has owned and served as the President of his dental practice, Peter M. Kam, D.D.S. Inc. From 1992 to the present, he has owned and served as President of Titan Properties, Inc.  Since 2000, Mr. Kam has been the sole owner of his law practice, the Law Offices of Peter M. Kam.  Since 2006, he has served as a director of Pacific Alliance Bank, and currently serves as Chairman of the Loan Committee. Mr. Kam is also a charter member and shareholder of Green Tree Inn, a hotel chain in China with over 400 hotels.  Mr. Kam received his B.S. in Physics from the University of California Los Angeles (“UCLA”) in 1971 and his M.S. in physics from UCLA in 1973.  Mr. Kam attended the UOP School of Dentistry, and received his DDS Degree in 1977.  Mr. Kam was admitted to practice dentistry by the California Board of Dental Examiner in 1977.  Mr. Kam later attended the Southwestern School of Law, and earned his JD degree in 1999, and was admitted to the California Bar in 2000.

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no membership qualifications for directors.  There are no arrangements or understandings pursuant to which our directors are selected or nominated.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee, in accordance with its charter and authority delegated to it by the Board, has appointed Marcum Bernstein & Pinchuk LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2014, and the Board has directed that such appointment be submitted to our stockholders for ratification at the 2014 Annual Meeting. Marcum Bernstein & Pinchuk LLP has served as our independent registered public accounting firm since June 30, 2011, and is considered by our Audit Committee to be well qualified. We are asking our stockholders to ratify the selection of Marcum Bernstein & Pinchuk LLP as our independent registered public accountants. If the stockholders do not ratify the appointment of Marcum Bernstein & Pinchuk LLP, the Audit Committee will reconsider the appointment. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of Marcum Bernstein & Pinchuk LLP will be present, by phone or in person, at the 2014 Annual Meeting.

THE BOARD, UPON THE RECOMMENDATION OF THE AUDIT COMMITTEE, RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR”  THE APPROVAL AND RATIFICATION OF MARCUM BERNSTEIN & PINCHUK LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2013.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit and Non-Audit Fees

The following table represents the aggregate fees from our principal accountant, Marcum Bernstein & Pinchuk LLP for the years ended December 31, 2013 and 2012 respectively:

	2013	2012
Audit fees	$213,850	$200,000
Audit-related fees	48,500	0
Tax fees	0	0
All other fees	0	0

In the above table, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements and services normally provided by the independent accountant in connection with statutory and regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, which include audits in connection with acquisitions. “Tax fees” are fees billed by the independent accountant for professional services rendered for tax compliance, tax advice and tax planning. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Accountant

Prior to June 4, 2013, our Board acted as and performed the functions of our audit committee, including the pre-approval of all audit and permissible non-audit services provided by our independent accountants. Beginning on June 4, 2013, our audit committee performed these functions. These services may include audit services, audit-related services, tax services and other services. In the past, our Board generally pre-approved, and currently our audit committee generally pre-approves, services for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, in the past, the Board and, currently, the audit committee, as applicable, may have pre-approved or may pre-approve particular services on a case-by-case basis. For each proposed service, the independent accountant is required to provide detailed back-up documentation at the time of approval. This pre-approval policy for services provided by the independent accountants is set forth in the governing charter for the audit committee.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

All services rendered by Marcum Bernstein & Pinchuk LLP to the Company are permissible under any applicable laws and regulations. During fiscal year 2013, all services performed by Marcum Bernstein & Pinchuk LLP were approved in advance by the Audit Committee or, if before June 4, 2013, the Board in accordance with the pre-approval policy.

PROPOSAL NO. 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that we provide our stockholders a non-binding, advisory vote to approve the compensation of our named executive officers. This vote is sometimes referred to as a “say-on-pay vote.” Although this advisory vote is nonbinding, the Compensation Committee of our Board will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

As described in more detail below and in our Annual Report on Form 10-K, our executive compensation program is comprised principally of salary, equity and performance-based cash compensation, designed to: (i) attract, motivate and retain key executives who are critical to our success, (ii) align the interests of our executives with stockholder value and our financial performance and (iii) achieve a balanced package that would attract and retain highly qualified senior officers and appropriately reflect each such officer’s individual performance and contributions. In addition, the Company regularly reviews its compensation program and the overall compensation package paid to each of its senior executives to assess risk and to confirm that the structure is still aligned with the Company's long-term strategic goals.

Before you vote on the resolution below, please read the entire “Executive Compensation” section, including the tables, together with the related narrative disclosure and footnotes, beginning on page 26 of this Proxy Statement as well as the disclosures in our Annual Report on Form 10-K. Note, as a “smaller reporting company,” we are obligated to provide compensation disclosures pursuant to Item 402 (m) through (q) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Regulation S-K”). Even though, as a smaller reporting company, we are exempt from compensation discussion and analysis by the executive compensation requirements of Item 402(b) of Regulation S-K, we continue to elect to provide information regarding our objectives and practices regarding executive compensation in order to give our stockholders transparency into our compensation philosophy and practices.

For the reasons provided, the Board is asking stockholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that stockholders approve the compensation paid to our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 (m) through (q) of Regulation S-K (which includes the compensation tables and related narrative discussion).”

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERSAS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL NO. 4 – ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are providing our stockholders with the opportunity to vote, on a non-binding, advisory basis, for their preference on the frequency of future advisory votes to approve the compensation of our named executive officers as reflected in Proposal 3 above. Stockholders may indicate whether they prefer that we conduct future advisory votes to approve the compensation of our named executive officers every one, two or three years. Shareholders also may abstain from casting a vote on this proposal.

The Board has determined that holding an advisory vote on the compensation of our named executive officers every year is the most appropriate policy at this time, and recommends that future advisory votes to approve the compensation of our named executive officers occur once every year. We believe that holding this advisory vote annually will provide us with timely and appropriate feedback on compensation decisions for our named executive officers.

Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. Although this advisory vote on the frequency of future advisory votes on the compensation of our named executive officers is non-binding, the Board and the Compensation Committee will carefully review the voting results when determining the frequency of future advisory votes on the compensation of our named executive officers.

The Board is asking stockholders to cast a non-binding, advisory vote for the ONE-YEAR option on the following resolution:

“RESOLVED, that the stockholders of the Company recommend, in a non-binding vote, whether an advisory vote to approve the compensation of our named executive officers should occur every one, two or three years.”

The Board believes that say-on-pay votes should be conducted every year so that stockholders may annually express their views on our executive compensation program. This vote, like the say-on-pay vote itself, is non-binding.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE “ONE-YEAR” OPTION AS TO THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 5 – APPROVAL OF THE NOVA LIFESTYLE, INC.
2014 OMNIBUS LONG-TERM INCENTIVE PLAN

Our stockholders are being asked to consider and vote on this proposal to approve the Nova LifeStyle, Inc. 2014 Omnibus Long-Term Incentive Plan, which we refer to as the “Plan.”  The Plan was approved by the Board and became effective on May 13, 2014, subject to stockholder approval.

The Board believes that stock ownership enhances the Company’s ability to attract and retain highly qualified officers, directors, key employees and other persons.  Stock ownership also motivates such officers, directors, key employees and other persons to serve the Company and to expend maximum effort to improve the business results and earnings of the Company, by providing to them an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.  Accordingly, the Board recommends that our stockholders approve the Plan.

Some of the key terms of the Plan that stockholders are being asked to approve include:

•	An aggregate share reserve of 4,000,000 shares of our common stock;

•	A limit on awards granted to any one grantee in any calendar year of 100,000 shares of common stock.

•
Total payments under awards that are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) to any one grantee in any calendar year not to exceed $200,000; and

•
Business criteria under the Plan that are intended to comply with Code Section 162(m).  The Board recommends that stockholders approve the business criteria under the Plan so that certain awards granted under the Plan may qualify as exempt performance-based compensation under Code Section 162(m).  Code Section 162(m) generally disallows the corporate tax deduction for certain compensation paid in excess of $1,000,000 annually to each of the chief executive officer and the three other most highly paid executive officers (other than the chief financial officer).  If stockholders do not approve these business criteria, then certain awards granted under the Plan will not qualify as exempt performance-based compensation under Code Section 162(m) and may not be deductible by the Company.

The following is a summary of the principal provisions of the Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, a copy of which is attached to this proxy statement as Appendix A.

Description of the Plan

Administration.  The Plan is administered by the Compensation Committee or such other committee designated by the Board (referred to as the “Committee”), but if no Committee exists which has been delegated the authority to administer the Plan, the Committee will be the Board.  The Committee will: (i) to the extent required, consist of two or more “non-employee directors” (as defined in Rule 16b-3 of the Exchange Act) and “outside directors” (as defined in Code Section 162(m)); and (ii) satisfy the applicable requirements of any stock exchange on which the common stock is listed.  If for any reason the Committee does not meet the requirements of Code Section 162(m), the validity of the awards, grants, interpretation or other actions of the Committee will not be affected. The Committee, among other things, has the full authority to select those individuals eligible to receive awards and the amount and type of awards.

Shares Subject to the Plan.  A maximum of 4,000,000 shares of common stock may be issued under the Plan, with no more than 100,000 shares awarded to any one grantee during any calendar year, subject to adjustment as provided in the Plan.  All such shares are available for issuance pursuant to incentive stock options (“ISOs”).  Stock issued under the Plan will be authorized but unissued shares or to the extent permitted by applicable law, issued shares that have been reacquired by the Company.  If an award under the Plan is canceled, expired, forfeited, settled in cash, settled by issuance of fewer shares of common stock than the number underlying the award, or otherwise terminated without delivery of shares of common stock to the grantee, the shares retained by or returned to the Company will again be available for issuance under the Plan.  If the exercise price, base price of a stock appreciation right (“SAR”) or tax withholding obligations are satisfied by tendering shares of common stock to the Company or by withholding shares of common stock, the number of shares of stock so tendered or withheld will not be available again for issuance under the Plan.

The maximum amount that can be paid in any calendar year to any grantee pursuant to a Performance Award (defined below) denominated in dollars that is intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m) is $200,000.

The Committee will make appropriate and proportional adjustments to the number and kind of shares available for awards, the exercise price and/or base price to reflect any change in our capital structure by reason of recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company.

Eligibility.  Awards may be granted to our employees, directors, consultants and advisors, and employees, consultants and advisors of our affiliates (“Service Providers”).  However, nonqualified stock options and SARs may only be granted to Service Providers of the Company or our subsidiaries, and ISOs may only be granted to employees of the Company or our subsidiaries.  As of June 3, 2014, approximately 365 individuals (consisting of three executive officers, four directors who are not executive officers, approximately 350 employees who are not executive officers, and approximately 8 consultants or advisors) are eligible to receive awards under the Plan.  The closing price of our common stock on NASDAQ was $4.08 per share as of June 3, 2014.

Types of Awards.  The Plan provides for the grant of the following types of awards to eligible Service Providers: stock options, SARs, restricted stock, restricted stock units (“RSUs”), unrestricted stock, and performance awards.  Each award is subject to an award agreement approved by the Committee reflecting the terms and conditions of the award.

Stock Options.    Options may be in the form of nonqualified stock options or ISOs.  The Committee will determine the number of shares, the term (not to exceed ten years, or five years if an ISO is granted to a 10% stockholder) the exercise price, the vesting schedule and the other material terms of the option.  No stock option may have an exercise price less than the “fair market value” (as defined in the Plan) of the common stock at the time of grant (or 110%, if an ISO is granted to a 10% stockholder).

Except as otherwise provided in an award agreement: (i) an option will vest 20% on the first five anniversaries of the grant date, provided that the grantee remains in continuous service during such time, (ii) upon a grantee’s separation from service due to death or “disability” (as defined in the Plan), options will remain exercisable for 12 months after such separation (but in no event after the term of the option), (iii) upon a grantee’s separation from service for “cause” (as defined in the Plan), options, whether vested or unvested, will terminate on such separation, (iv) upon a grantee’s separation from service for any other reason,  options will remain exercisable for three months after such separation (but in no event after the term of the option), and (v) all options that are not exercisable at the time of a grantee’s separation from service will terminate on his or her separation.

The exercise price of an option may be paid in cash or cash equivalents acceptable by the Company, or the Committee may approve payment by an alternative method including: (i) delivery of an irrevocable direction to a securities broker to sell shares of stock and to deliver to us payment of the exercise price and any withholding taxes, (ii) in the form of shares of common stock already owned by the grantee, (iii) net exercise, or (iv) any combination of the foregoing.

SARs.    The Committee may grant a SAR, which is a right to receive upon exercise, an amount equal  to the excess of: (i) the fair market value of one share of common stock on the date of exercise over (ii) the per share base price of the SAR established in connection with the grant of a SAR. The Committee will determine the number of shares, the term (which will not exceed ten years), the per share base price, the vesting schedule and the other material terms, of a SAR.  If no vesting schedule is specified in an award agreement, a SAR will vest and remain exercisable following a separation from service in the same manner as set forth above for stock options.

Upon exercise of a SAR, a grantee is entitled to receive payment from the Company, equal to: (i) the difference between the fair market value of a share of common stock on the date of exercise over the per share base price; multiplied by (ii) the number of whole shares of common stock with respect to which the SAR is exercised.  SARs may be settled in cash, common stock, or a combination thereof, as determined by the Committee but if no form of payment is specified in an award agreement, settlement is made in cash. The Committee may provide at the time of grant that the payment due upon the exercise of a SAR will not exceed a specified amount.

Restricted Stock and RSUs.  The Committee may award restricted stock and RSUs.  The Committee will determine the number of shares, the vesting schedule or other substantial risk of forfeiture (a “restricted period”), and the other material terms of the award.  If no restricted period is specified in an award agreement, the restricted period will lapse as to 20% of the award on the first five anniversaries of the grant date, provided that the grantee remains in continuous service during such time.  The Committee may set a purchase price at or above par value when making an award of restricted stock.

An award agreement will set forth the time when the RSUs are settled.  RSUs are generally settled in common stock immediately following the date they vest.

Unless otherwise provided in an award agreement, upon a grantee’s separation from service, any restricted stock or RSUs that are not vested or are still subject to a restricted period, will immediately be forfeited.

Unrestricted Stock Awards.    The Committee may grant (or sell at or above par value) an award of stock pursuant to which a grantee may receive shares of common stock free of any restrictions (“Unrestricted Stock”).  Awards of Unrestricted Stock may be granted or sold as compensation for past services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to a grantee.

Performance Awards.    The grant, exercise, vesting or settlement of any award may be subject to performance conditions specified by the Committee.  If the Committee determines that an award (other than an option or SAR) to be granted to a grantee who is likely a “covered employee” (within the meaning of Code Section 162(m)) should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise, vesting and/or settlement of the award will be contingent upon achievement of pre-established performance goals and other terms (a “Performance Award”).  The Committee also may make an award of a cash bonus to any grantee under the Plan and designate such award as a Performance Award in order to qualify such award as “performance-based compensation” under Code Section 162(m).

The performance goals will consist of one or more business criteria set forth below and a targeted level or levels of performance with respect to each of such business criteria, as specified by the Committee. One or more of the following business criteria, measured on a consolidated basis and/or as to specified subsidiaries or business units of the Company or an affiliate, will be used in establishing performance goals for  Performance Awards: (i) total stockholder return; (ii) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index; (iii) net income; (iv) pretax earnings; (v) earnings before interest expense, taxes, depreciation and amortization; (vi) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (vii) operating margin; (viii) earnings per share; (ix) return on equity; (x) return on capital; (xi) return on investment; (xii) operating earnings; (xiii) working capital; (xiv) ratio of debt to stockholders’ equity;  (xv) revenue; (xvi) revenue growth rate; (xvii) gross margin and (xviii) reduction in costs or debts. Only to the extent permitted under Code Section 162(m), the Committee may: (i) designate additional business criteria on which the business criteria may be based or (ii) adjust, modify or amend the business criteria.

For Performance Awards that are intended to qualify under Code Section 162(m), the Committee must certify attainment of the performance goals before any payout of the Performance Award is made and may decrease (but not increase) the payment under the Performance Award.

Performance Awards are settled in cash, common stock, other awards or other property, in the discretion of the Committee, on a date specified in an award agreement.  Unless otherwise specified in an award agreement, if a grantee separates from service prior to the end of a performance period or prior to settlement of a Performance Award, any cash Performance Award shall be cancelled and forfeited.

Term.    The Plan is effective May 13, 2014, subject to stockholder approval, and will terminate on May 13, 2024.  Awards (other than stock options and SARs) granted to a “covered employee” (within the meaning of Code Section 162(m)) that are intended to be “performance-based” under Code Section 162(m) will not be made on or after the five year anniversary of stockholder approval of the Plan, unless the business criteria are reapproved (or other designated business criteria are approved) by stockholders every five years as required by Code Section 162(m).

Amendment and Termination.    The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any awards which have not been made.  However, no amendment, suspension, or termination of the Plan will, without the consent of the grantee, impair rights or obligations under any award granted or cause an option or SAR to become subject to Code Section 409A.  An amendment will be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or stock exchange listing requirements, or if it reduces the exercise price or base price or would be treated as a re-pricing of an outstanding option or SAR under the rules of the exchange upon which the Company’s common stock trades.   No Awards will be made after termination of the Plan, but the termination of the Plan will not affect the Board’s or Committee’s ability to exercise its powers with respect to awards that were granted prior to such termination.

Corporate Transaction; Change in Control.    Upon a corporate transaction, including a “change in control” (as defined in the Plan), the Committee may make appropriate adjustments to the shares available for awards, the exercise price and/or base price and other actions it deems appropriate including, without limitation, providing that awards will be: (i) substituted for equivalent awards, (ii) upon reasonable prior written notice, terminated without payment if not exercised within a certain period (for options and SARs) or terminated if not accepted within a certain period (for restricted stock, RSUs and Unrestricted Stock), (iii) terminated in exchange for payment, (iv) become fully vested and exercisable, and/or (v) with respect to Performance Awards, settled based on the higher of the actual attainment of the performance targets or the grantee’s target award (but if the award is intended to comply with Code Section 162(m), it will be settled in a manner that complies with Code Section 162(m)).

Rights of Holders; Transferability.    Unless otherwise provided in an award agreement, a grantee will have none of the rights of a stockholder (including the right to receive dividends or dividend equivalents) until the common stock covered by the award is paid or issued to him.   Although awards will generally be nontransferable (except by will or the laws of descent and distribution), the Committee may determine in an award agreement that a nonqualified stock option is transferable to certain family members.

Certain U.S. Federal Income Tax Consequences

The rules concerning the federal income tax consequences with respect to awards pursuant to the Plan are highly technical.  In addition, the applicable statutory provisions are subject to change and their application may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences as of the date of this proxy statement; it does not set forth any state or local income tax or estate tax consequences that may be applicable.

The following summary is included for general information only and does not purport to address all the tax considerations that may be relevant. Each grantee is urged to consult his or her own tax advisor as to the specific tax consequences of any award to such grantee.

Incentive Stock Options.  A grantee will generally have no tax consequences when he or she receives the grant of an ISO.  In most cases, a grantee also will not have income tax consequences when he or she exercises an ISO.  A grantee may have income tax consequences when exercising an ISO if the aggregate fair market value of the shares of the common stock subject to the ISO that first become exercisable in any one calendar year exceeds $100,000.  If this occurs, the excess shares (the number of shares the fair market value of which exceeds $100,000 in the year first exercisable) will be treated as though they are nonqualified stock options instead of ISOs.  Additionally, subject to certain exceptions for death or disability, if an employee grantee exercises an ISO more than three months after termination of employment, the exercise of the option will be taxed as the exercise of nonqualified stock options.  Any shares recharacterized as nonqualified stock options will have the tax consequences described below with respect to the exercise of nonqualified stock options.

A grantee recognizes income when selling or exchanging the shares acquired from the exercise of an ISO in the amount of the difference between the fair market value at the time of the sale or exchange and the exercise price the grantee paid for those shares.  This income will be taxed at the applicable capital gains rate if the sale or exchange occurs after the expiration of the requisite holding periods.  Generally, the required holding periods expire two years after the date of grant of the ISO and one year after the date the common stock is acquired by the exercise of the ISO.  Further, the amount by which the fair market value of a share of the common stock at the time of exercise of the ISO exceeds the exercise price will likely be included in determining a grantee’s alternative minimum taxable income and may cause the grantee to incur an alternative minimum tax liability in the year of exercise.

If a grantee disposes of the common stock acquired by exercising an ISO before the holding periods expire, the grantee will recognize compensation income.  The amount of income will equal the difference between the option exercise price and the lesser of (i) the fair market value of the shares on the date of exercise and (ii) the price at which the shares are sold.  This amount will be taxed at ordinary income rates and be subject to employment taxes.  If the sale price of the shares is greater than the fair market value on the date of exercise, the grantee will recognize the difference as gain and will be taxed at the applicable capital gains rate.  If the sale price of the shares is less than the exercise price, the grantee will recognize a capital loss equal to the excess of the exercise price over the sale price.

Using shares acquired by exercising an ISO to pay the exercise price of another option (whether or not it is an ISO) will be considered a disposition of the shares for federal tax purposes.  If this disposition occurs before the expiration of the required holding periods, the grantee will have the same tax consequences as are described above in the preceding paragraph.  If the grantee transfers any of these shares after holding them for the required holding periods or transfers shares acquired by exercising a nonqualified stock option or on the open market, he or she generally will not recognize any income upon exercise.  Whether or not the transferred shares were acquired by exercising an ISO and regardless of how long the option holder has held those shares, the basis of the new shares received from the exercise will be calculated in two steps.  In the first step, a number of new shares equal to the number of older shares tendered (in payment of the option’s exercise) is considered exchanged under Code Section 1036 and the related rulings; these new shares receive the same holding period and the same basis the grantee had in the old tendered shares, if any, plus the amount included in income from the deemed sale of the old shares and the amount of cash or other nonstock consideration paid for the new shares, if any.  In the second step, the number of new shares received by the grantee in excess of the old tendered shares receives a basis of zero, and the grantee’s holding period with respect to such shares commences upon exercise.

There will be no tax consequences to the Company when we grant an ISO or, generally, when a grantee exercises an ISO.  However, to the extent that a grantee recognizes ordinary income when he or she exercises, as described above, we generally will have a tax deduction in the same amount and at the same time.

Nonqualified Stock Options.  A grantee generally has no income tax consequences from the grant of nonqualified stock options.  Generally, in the tax year when the grantee exercises the nonqualified stock option, he or she recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price for the shares, and that amount will be subject to employment taxes.

If a grantee exercises a nonqualified stock option by paying the exercise price with previously-acquired common stock, he or she will have federal income tax consequences (relative to the new shares received) in two steps.  In the first step, a number of new shares equivalent to the number of older shares tendered (in payment of the nonqualified stock options exercised) is considered to have been exchanged in accordance with Code Section 1036 and related rulings, and no gain or loss is recognized.  In the second step, with respect to the number of new shares acquired in excess of the number of old shares tendered, the grantee recognizes income on those new shares equal to their fair market value less any non-stock consideration tendered.  The new shares equal to the number of the old shares tendered will have the same basis the grantee had in the old shares and the holding period with respect to the tendered older shares will apply to the new shares.  The excess new shares received will have a basis equal to the amount of income recognized on exercise, increased by any non-stock consideration tendered.  The holding period begins on the exercise of the option.

The gain, if any, realized at the later disposition of the common stock will either be short- or long-term capital gain, depending on the holding period.

There will be no tax consequences to the Company when granting a nonqualified stock option.  We generally will have a tax deduction in the same amount and at the same time as the ordinary income recognized by the grantee.

Stock Appreciation Rights.  Neither the grantee nor the Company has income tax consequences from the issuance of a SAR.  The grantee recognizes taxable income at the time the SAR is exercised in an amount equal to the amount by which the cash and/or the fair market value of the shares of the common stock received upon that exercise exceeds the base price.  The income recognized on exercise of a SAR will be taxable at ordinary income tax rates and be subject to employment taxes.  We generally will be entitled to a tax deduction with respect to the exercise of a SAR in the same amount and at the same time as the ordinary income recognized by the grantee.

Restricted Stock. A grantee receiving restricted stock will not recognize income at the time of the award, unless he or she specifically makes an election to do so under Code Section 83(b) within thirty days of such award.  Unless the grantee has made such an election, he or she will realize ordinary income and be subject to employment taxes in an amount equal to the fair market value of the shares on the date the restrictions on the shares lapse, reduced by the amount, if any, he or she paid for such stock.  We will generally be entitled to a corresponding deduction in the same amount and at the same time as the grantee recognizes ordinary income. Upon the otherwise taxable disposition of the shares awarded after ordinary income has been recognized, the grantee will realize a capital gain or loss (which will be long-term or short-term depending upon how long the shares are held after the restrictions lapse).

If the grantee made a timely election under Code Section 83(b), he or she will recognize ordinary income for the taxable year in which an award of restricted stock is received in an amount equal to the fair market value of the restricted stock (even if the shares are subject to forfeiture).  That income will be taxable at ordinary income tax rates.  At the time of disposition of the shares, if such an election was made, the grantee will recognize gain in an amount equal to the difference between the sales price and the fair market value of the shares at the time of the award.  Such gain will be taxable at the applicable capital gains rate.  The Company will generally be entitled to a tax deduction in the same amount and at the same time as the ordinary income recognized by the grantee.

Restricted Stock Units.  A grantee receiving RSUs generally will not recognize income at the time of the award.  Upon delivery of the cash or shares due upon settlement of an RSU, a grantee will realize ordinary income and be subject to employment taxes in an amount equal to the fair market value of the shares distributed.  We will generally be entitled to a corresponding tax deduction in the same amount and at the same time as the grantee recognizes income.  When the grantee later disposes of his or her shares, the difference between the amount realized on sale and the amount recognized by the grantee upon settlement of the RSU will be a capital gain or loss (which will be long-term or short-term depending upon how long the shares are held).

Unrestricted Stock.  A grantee of Unrestricted Stock will realize ordinary income and be subject to employment taxes in an amount equal to the fair market value of the Unrestricted Shares granted reduced by the amount, if any, he or she paid for such stock.  We will generally be entitled to a corresponding tax deduction in the same amount and at the same time as the grantee recognizes income.  When the grantee later disposes of his or her shares, the difference between the amount realized on sale and the amount recognized by the grantee upon grant of the Unrestricted Stock will be a capital gain or loss (which will be long-term or short-term depending upon how long the shares are held).

Performance Awards.  A grantee receiving a Performance Awards will generally recognize ordinary income and be subject to employment taxes in the year a payment of Performance Award under the Plan is received.  Similarly, we will generally recognize a tax deduction in the same amount and at the same time.

Effect of Code Section 162(m).  Code Section 162(m) imposes a $1,000,000 limit on the amount of compensation that may be deducted by us in any tax year with respect to our chief executive officer and each of the next three most highly paid executive officers (other than our chief financial officer). Compensation that is “qualifying performance-based compensation” is not taken into account in determining whether the limit has been exceeded. Certain awards under the Plan, such as stock options and SARs granted at fair market value, are treated as qualifying performance-based compensation. As such, any applicable deduction by us related to the exercise of such awards may not be subject to the deductibility limit imposed by Code Section 162(m).

All other awards made under the Plan would not be treated as qualifying performance-based compensation, except to the extent they are designed as “performance-based awards,” as described above, and performance goals are attained. In addition, your approval of this Proposal 5 will be considered shareholder approval of the business criteria upon which “qualifying performance-based compensation” may be based, the annual per-participant limit on performance-based awards and the class of employees eligible to receive performance-based awards.

Effect of Code Section 280G.  Code Section 280G limits the deductibility of certain payments that are contingent upon a change of control if the total amount of such payments equals or exceeds three times the individual's “base amount” (i.e., generally, annualized five-year W-2 compensation). If payment or settlement of an award is accelerated upon a change of control, a portion of such payment attributable to the value of the acceleration is considered a payment that is contingent upon a change of control. In addition, the affected individual must pay an excise tax (in addition to any income tax) equal to 20% of such amount.

Impact of Code Section 409A.  Code Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a service provider's gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the service provider's underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the Plan are anticipated to be exempt from the requirements of Code Section 409A, awards not exempt from Code Section 409A are intended to comply with Code Section 409A.

Certain Other Tax Consequences.  Any of our officers that are subject to restrictions on sale of stock under Section 16(b) of the Exchange Act may be able to delay income taxation of their awards to the extent that they are restricted by such section from selling their stock.

Other Information.  Subject to the terms and provisions of the Plan, the individuals that receive awards and the terms and conditions of such awards are determined at the discretion of the Committee.  Since no such determination regarding awards or grants has yet been made, the benefits or amounts that will be received by or allocated to our executive officers and other Service Providers cannot be determined at this time.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE NOVA LIFESTYLE, INC. 2014 OMNIBUS LONG-TERM INCENTIVE PLAN.

CORPORATE GOVERNANCE

Leadership Structure and Role in Risk Oversight

Thanh H. Lam has served as Chairperson of the Board since June 2013 and as our President and a member of our Board since June 2011. Prior to Ms. Lam’s appointment as Chairperson of the Board, Ya Ming Wong served as Chairman of the Board from June 2011 until June 2014.  Mr. Wong continues to serve as our Chief Executive Officer and as a director, both of which he has served as since June 2011.  Our Board continues to believe there are important advantages to Ms. Lam serving as both Chairperson and President at this time. Ms. Lam is the director most familiar with our  business and industry and is best situated to propose Board agendas and lead Board discussions on important matters. Ms. Lam provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies.  Further, four of our seven current Board members have been deemed to be independent by our Board; therefore, we believe our board structure provides sufficient independent oversight of our management.

Our Board is responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. In the Board’s opinion, this division of responsibilities is the most effective approach for addressing the risks facing the Company. The Board receives periodic reports from management regarding the most significant risks facing the Company.  In addition, the Audit Committee assists the Board in its oversight of our risk assessment and risk management policies. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board.

 The Board has not named a lead independent director.

Diversity

The Board does not have a formal policy with respect to Board nominee diversity. However, in recommending proposed nominees to the full Board, the Nominating and Corporate Governance Committee considers diversity in the context of the Board as a whole and considers the diversity of background and experience, including with respect to age, gender, international background, race, and specialized experience of current and prospective directors as important factors in identifying and evaluating potential director nominees.

Director Independence

Our Board reviews each nominee’s relationship with the Company in order to determine whether a director nominee is independent pursuant to the listing rules of NASDAQ. Our Board has determined that each of James Talevich, Michael Viotto and Peter Kam meets the independence requirements and standards currently established by NASDAQ.  All of the members of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent as defined in NASDAQ Rule 5605(a)(2).

As required under applicable NASDAQ listing standards, in the 2013 fiscal year, our independent directors met 2 times in regularly scheduled executive sessions at which only our independent directors were present.

Board Meetings and Committee Meeting; Annual Meeting Attendance

During the year ended December 31, 2013, the Board held 7 meetings and acted through unanimous consent on 2 different occasions. In addition, the Audit Committee held 2 meetings; the Nominating and Corporate Governance Committee held 2 meetings; and the Compensation Committee held 3 meeting. During the year ended December 31, 2013, each of the directors, other than Chung Shing Yam, attended, in person or by telephone, more than 75% of the meetings of the Board and the committees on which he or she served during the portion of the year in which he or she was a director. We encourage our Board members to attend our Annual Meetings, but we do not have a formal policy requiring attendance.  We did not have an annual stockholders’ meeting in 2013.

Audit Committee

Our Audit Committee consists of James Talevich, Michael Viotto and Peter Kam, each of whom is independent. The Audit Committee assists the Board’s oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of our internal audit function and independent auditor, and prepares the report that the Securities and Exchange Commission requires to be included in our annual proxy statement. The Audit Committee operates under a written charter. Mr. Talevich is the Chairman of our Audit Committee.  The Board determined that Mr. Talevich possesses accounting or related financial management experience that qualifies him as financially sophisticated within the meaning of the NASDAQ listed company standards currently in effect and all applicable rules and regulations of the SEC and that he is an “audit committee financial expert” as defined by the rules and regulations of the SEC.

In addition, the Audit Committee is responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm. Prior to June 4, 2013, our Board acted as and performed the functions of our audit committee.  The Audit Committee’s policy is to pre-approve all audit and non-audit services by category, including audit-related services, tax services, and other permitted non-audit services. In accordance with the policy, the Audit Committee regularly reviews and receives updates on specific services provided by our independent registered public accounting firm. All services rendered by Marcum Bernstein & Pinchuk LLP to the Company are permissible under applicable laws and regulations. During fiscal year 2013, all services requiring pre-approval and performed by Marcum Bernstein & Pinchuk LLP were approved in advance by either the Board, before June 4, 2013, or the Audit Committee in accordance with the pre-approval policy. The Audit Committee operates under a written charter, a copy of which is posted on our website at www.novalifestyle.com.

Compensation Committee

The Compensation Committee consists of James Talevich, Michael Viotto and Peter Kam, each of whom is independent under NASDAQ listing standards. Mr. Kam currently serves as chairman of our Compensation Committee. The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees.  The Compensation Committee reviews and, as it deems appropriate, recommends to the Board policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its duties. During fiscal year 2013, the Compensation Committee did not engage the services of any independent advisors, experts or other third parties. We believe that the functioning of our Compensation Committee complies with any applicable requirements of the NASDAQ Global Market and SEC rules and regulations. The Compensation Committee operates under a written charter, a copy of which is posted on our website at www.novalifestyle.com.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

All members of the Compensation Committee are independent directors. No member of our Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries, and no director or executive officer of the Company is a director or executive officer of any other corporation that has a director or executive officer who is also a director of the Company.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee (the “Nominating Committee”) consists of James Talevich, Michael Viotto and Peter Kam, each of whom is independent under NASDAQ listing standards. Mr. Viotto currently serves as chairman of the Nominating Committee.   The purpose of the Nominating and Corporate Governance Committee is to assist the Board in identifying qualified individuals to become members of our Board, in determining the composition of the Board and in monitoring the process to assess board effectiveness.  The Nominating Committee uses its, as well as the entire Board’s, network of contacts when compiling a list of potential director candidates and has the authority to engage outside consultants. The Nominating Committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the NASDAQ listing standards and (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder. Any person nominated by a stockholder for election to the Board will be evaluated based on the same criteria as all other nominees. The Nominating Committee  operates under a written charter, a copy of which is posted on our website at www.novalifestyle.com.

Director Nomination Procedures

The Nominating Committee is generally responsible for soliciting recommendations for candidates for the Board, developing and reviewing background information for such candidates, and making recommendations to the Board with respect to candidates for directors proposed by stockholders. The nomination process involves a careful examination of the performance and qualifications of each incumbent director and potential nominees before deciding whether such person should be recommended for nomination by the Nominating Committee and nominated by the Board. The Board believes that the business experience of its directors has been, and continues to be, critical to the Company’s success. Directors should possess integrity, independence, energy, forthrightness, analytical skills and commitment to devote the necessary time and attention to the Company’s affairs. Directors must possess a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

In selecting candidates for appointment or re-election to the Board, the Nominating Committee considers the following criteria: (i) the characteristics described in the Company’s Corporate Governance Guidelines; (ii) diversity of background and experience of Board members, including with respect to age, gender, international background, race, and specialized experience; (iii) whether the member/potential member is subject to a disqualifying factor as described in the Corporate Governance Guidelines; (iv) whether the member/potential member is an employee or director of a significant or potentially significant customer, supplier, contractor, counselor or consultant of the Company; (v) whether the member/potential member would be considered a “financial expert” or “financially literate” as described in applicable listing standards, legislation or Audit Committee guidelines; (vi) the extent of the member’s/potential member’s business experience, technical expertise, or specialized skills or experience; (vii) whether the particular experience of the member/potential member is  relevant to the Company’s current or future business and will add specific value as a Board member; and (viii) any factors related to the ability and willingness of an existing member to continue his/her service or a new member to serve.

The Board will generally consider all relevant factors, including, among others, each nominee’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to the Company, the availability of the nominee to devote sufficient time and attention to the affairs of the Company, the nominee’s reputation for personal integrity and ethics, and the nominee’s ability to exercise sound business judgment. Director nominees are reviewed in the context of the existing membership of the Board (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders.

There were no arrangements or understandings between any of our directors and any other person pursuant to which any director was to be selected as a director or selected as a nominee.

Family Relationships

No family relationships exist among any of our current director nominees or executive officers.

Stockholder Communications

The Board welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board. Stockholders who wish to communicate with the Board may send a letter to the Chairperson of the Board of Nova LifeStyle, Inc., at 6565 E. Washington Blvd., Commerce, CA 90040 . The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by the Chairperson of the Board and submitted to the entire Board no later than the next regularly scheduled Board meeting.

Code of Ethics

Our Board has adopted a Code of Business Conduct and Ethics, which applies to all of our directors, officers and employees, that we believe is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of Code violations; and provide accountability for adherence to the Code of Business Conduct and Ethics.  The Code of Business Conduct and Ethics also includes an insider trading policy. Our Code of Business Conduct and Ethics is filed as an exhibit to this Annual Report and is available in print, without charge, upon written request to Nova LifeStyle, Inc. 6565 E. Washington Blvd., Commerce, CA 90040, Attn: Corporate Secretary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following sets forth information as of June 3, 2014, regarding the number of shares of our common stock beneficially owned by (i) each person that we know beneficially owns more than 5% of our outstanding common stock, (ii) each of our named executive officers, (iii) each of our directors and (iv) all of our named executive officers and directors as a group.

The amounts and percentages of our common stock beneficially owned are reported on the basis of SEC rules governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days through the exercise of any stock option, warrant or other right. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Unless otherwise indicated, each of the shareholders named in the table below, or his or her family members, has sole voting and investment power with respect to such shares of our common stock. Except as otherwise indicated, the address of each of the shareholders listed below is: c/o Nova LifeStyle, Inc., 6565 E. Washington Blvd., Commerce, CA 90040.

As of June 3, 2014, there were 20,721,316 shares of our common stock issued and outstanding.

Name of beneficial owner	Number of shares	Percent of class
5% Shareholders
Jun Jiang	1,142,800 (1)	5.5%
Steven Liu	1,117,500 (2)	5.4%

Directors and named executive officers
Ya Ming Wong, Chief Executive Officer and Director	4,854,000 (3)	23.4%
Yuen Ching Ho, Chief Financial Officer	4,854,000 (4)	23.4%
Thanh H. Lam, Chairperson and President	104,246 (5)	*
James R. Talevich, Director	0	0%
Michael Viotto, Director	0	0%
Chung Shing Yam, Director	0	0%
Peter Kam, Director	0	0%
Directors and named executive officers as a group (7 persons)	9,812,246	47.2%

*           Represents less than 1% of shares outstanding.

(1)
Consists of (i) 1,117,500 shares of our common stock held of record by Mr. Jiang, a co-owner of St. Joyal, the former minority shareholder of Nova Furniture, and party to the Share Exchange Agreement, over which he has sole voting and dispositive power, and (ii) 25,300 shares of our common stock held of record by The Royal Club over which Mr. Jiang has sole voting and dispositive power.

(2)
Consists of 1,117,500 shares of our common stock held of record by Mr. Liu, a co-owner of St. Joyal, the former minority shareholder of Nova Furniture, and party to the Share Exchange Agreement, over which he has sole voting and dispositive power.

(3)
Consists of 4,852,500 shares of our common stock held of record by Mr. Wong, a co-owner of Nova Holdings, the former majority shareholder of Nova Furniture, and party to the Share Exchange Agreement, over which he has sole voting and dispositive power, and immediately-exercisable warrants to purchase 1,500 shares of our common stock.

(4)
Consists of 4,852,500 shares of our common stock held of record by Mr. Ho, a co-owner of Nova Holdings, the former majority shareholder of Nova Furniture, and party to the Share Exchange Agreement, over which he has sole voting and dispositive power, and immediately-exercisable warrants to purchase 1,500 shares of our common stock.

(5)
Consists of shares of our common stock issued to Ms. Lam pursuant to her Stock Award Agreement as follows: (i) 50,000 shares earned and issued in May 2013, (ii) 50,000 shares earned in May 2014 and to be issued, and (iii) 4,246 shares that would be issued to Ms. Lam if her employment was terminated on June 3, 2014 other than due to death or disability, as discussed in more detail below.  In the event Ms. Lam’s employment is terminated due to death or disability, all shares that have not yet been issued pursuant to the Stock Award Agreement shall be issued.

NON-EMPLOYEE DIRECTOR COMPENSATION

Director Compensation (excluding Named Executive Officers)

As of December 31, 2013, none of our directors has received any compensation from us for serving as our directors, As of December 31, 2013, none of our directors has received any compensation from us for serving as our directors, except for director fees described below.

In connection with their appointment to the Board of Directors on May 28, 2013,  the Company entered into director agreements with Mr. Talevich, Mr. Viotto, Mr. Kam, and Mr. Yam.  Pursuant to the agreements, the directors receive reimbursement of certain expenses incurred with respect to attendance at board meetings and the following director fees: (i) $23,500 annually with respect to Mr. Talevich, (ii) $20,500 annually with respect to each of Mr. Viotto and Mr. Kam, and (iii) $12,000 annually with respect to Mr. Yam.  The director agreements impose certain customary confidentiality and non-disclosure obligations on the directors.

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our non-employee directors for the year ended December 31, 2013.

Name	Fees earned or paid in cash ($) (1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation Earnings ($)	Non- Qualified Deferred Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
James Talevich	17,158	-	-	-	-	-	-	17,158
Michael Viotto	18,108	-	-	-	-	-	-	18,108
Peter Kam	15,158	-	-	-	-	-	-	15,158
Ching Shing Yam	6,500	-	-	-	-	-	-	6,500

(1) The fees have been prorated from May 28, 2013, the date the directors were appointed to the Board.

Except as set forth above, we do not currently compensate our directors for acting as such, although we may do so for independent directors in the future, including with cash and equity.  All directors are eligible to receive reimbursement of expenses incurred with respect to attendance at board meetings. We do not maintain a medical, dental or retirement benefits plan for our directors.

EXECUTIVE COMPENSATION

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below. Officers are elected annually by the Board and serve at the discretion of the Board.

Name	Position	Age
Ya Ming Wong (1)	Chief Executive Officer and Director	46
Yuen Ching Ho	Chief Financial Officer and Director	54
Thanh H. Lam (2)	Chairperson, President and Director	46

(1) Resigned as Chairman of the Board on June 4, 2013
(2) Appointed as Chairperson of the Board on June 4, 2013

Summary Compensation Table

The following table sets forth information concerning the compensation for the years ended December 31, 2013 and 2012, of each of our named executive officers.

Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Stock Awards		Option Awards	Nonequity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
		($)	($)	($)		($)	($)	($)	($)	($)
Ya Ming Wong	2013	100,000	0	0		0	0	0	0	100,000
Chief Executive Officer	2012	100,000	0	0		0	0	0	0	100,000
Yuen Ching Ho	2013	80,000	0	0		0	0	0	0	80,000
Chief Financial Officer and Director	2012	80,000	0	0		0	0	0	0	80,000
Thanh H. Lam	2013	80,000	0	764,000	(1)	0	0	0	0	271,000
Chairperson, President and Director	2012	80,000	0	0		0	0	0	0	80,000

(1) Represents the grant date fair value of the stock award granted to Ms. Lam on May 3, 2013 under  her Stock Award Agreement (which is described below under the section entitled “Share Award Agreement”) computed in accordance with FASB ASC Topic 718.  The grant date fair value was calculated using a price per share of $3.82, the price of a share of our common stock on May 3, 2013, and amortized over the vesting period of the award.

Employment Agreements

On November 7, 2013, we entered into employment agreements with each of Messrs. Wong and Ho.  The agreements are substantially the same, except that Mr. Wong receives an annual base salary of $100,000 and Mr. Ho receives an annual base salary of $80,000.  The agreements contain a one year term but may be renewed on mutual agreement of the Company and the executive.  The executives are eligible for annual cash bonuses at the sole discretion of the Board and reimbursement of certain business expenses.  Upon termination of employment, the executives are generally paid accrued but unpaid amounts and any vested compensation and benefits but no severance.  The agreements contain confidentiality and inventions protections in favor of the Company, a non-competition covenant effective for six months following termination, and a non-solicitation covenant.

In 2011, we entered into an employment agreement with Ms. Lam.  The agreement was amended and restated on May 3, 2013 and certain changes were made including to the defined terms, the term, and the restrictive covenants; otherwise, the 2011 agreement and the amended and restated agreement generally contain similar terms.  The amended and restated agreement contains a five year term and is renewable automatically for one-year terms, unless either Ms. Lam or the Company notifies the other in writing of its desire not to renew at least 90 days prior to the end of the current term.  Pursuant to the agreement, Ms. Lam is entitled to: (i) a base salary of $80,000 per year, (ii) a grant of 200,000 shares of common stock, as described below under the section entitled “Share Award Agreement,” and (iii) reimbursement of certain business expenses.   Ms. Lam is eligible for an annual cash bonus at the sole discretion of the Board.   Upon termination of employment, Ms. Lam is paid accrued but unpaid salary but no severance.  The agreement contains confidentiality, trade secret and non-disparagement protections in favor of the Company and non-competition and non-solicitation covenants effective for six months following termination

We do not have any other arrangements providing for payments or benefits in connection with the resignation, severance, retirement or other termination of any of our named executive officers, and we do not have any arrangements providing for payments or benefits on a change in control of the Company.

Share Award Agreement

We entered into a Stock Award Agreement with Ms. Lam, dated effective May 3, 2013, pursuant to which Ms. Lam was awarded 200,000 restricted stock units (“RSUs”).  Shares of common stock underlying the RSUs are issued to Ms. Lam as follows: (i) 50,000 shares were earned and issued on May 3, 2013, (ii) 50,000 shares were earned on May 3, 2014, and are to be issued by the Company and (iii) 50,000 shares will be earned and issued on May 3, 2015 and May 3, 2016.  However, the issuance of all shares underlying the RSUs will be accelerated if Ms. Lam is terminated due to her death or disability.  If Ms. Lam is terminated for any reason other than death or disability, a pro-rata amount of the shares underlying the RSUs will be accelerated and issued equal to: 50,000, multiplied by the ratio of the number of calendar days lapsed since the most recent annual issuance date divided by 365, but in any case no more than 50,000 shares.  “Disability” generally means that Ms. Lam qualifies for benefits under our long-term disability plan or in the absence of such plan, a physical or mental impairment that renders her substantially incapable of performing the essential functions of her job.

Equity Incentive Plan

Our stockholders are being asked to consider and vote on Proposal No. 5 to approve the Nova LifeStyle, Inc. 2014 Omnibus Long-Term Incentive Plan (the “Plan”).  The Plan was approved by our Board and became effective on May 13, 2014, subject to stockholder approval.  We recommend that our stockholders approve the Plan so that we can grant equity awards which we believe will further our growth and enable us to attract and retain our officers, employees, contractors and service providers.  Proposal No. 5 contains a summary of the material terms of the Plan.

Retirement Plans

We currently do not have any defined contribution plan, defined benefit pension plan, supplemental retirement plan or nonqualified defined contribution plan for our named executive officers and we do not currently intend to establish any such plan.

Outstanding Equity Awards at 2013 Fiscal Year-End Table

The following table sets forth information concerning the outstanding equity awards for the year ended December 31, 2013 of each of our named executive officers.

	Option Awards					Stock Awards
Name	# of Securities Underlying Unexercised Options - Exercisable	# of Securities Underlying Unexercised Options - Unexercisable	Option Exercise Price ($)	Option Expiration Date	# of Shares or Units of Stock That Have Not Vested (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: # of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ya Ming Wong	0	0	0	N/A	0	0	0	0

Yuen Ching Ho	0	0	0	N/A	0	0	0	0

Thanh H. Lam	0	0	0	N/A	150,000	676,500	0	0

(1) Represents unvested shares of stock under Ms. Lam’s Stock Award Agreement described above under the section entitled “Share Award Agreement.”  Fifty thousand shares were issued to her on May 3, 2013 and 50,000 shares will be issued to her on each of anniversary of that date for the next three years, subject to earlier issuance on termination of employment.

(2) Value is based on the closing price of $4.51 per share of our common stock on NASDAQ on December 31, 2013. There is no guarantee that, if or when the stock is issued, it will have this value.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

On January 1, 2011, Nova Furniture entered into the St. Joyal Shareholder Agreement with St. Joyal, an unrelated California corporation engaged in business investment and development. St. Joyal has introduced us from time to time in 2010 and 2011 to prospective customers through its business contacts with U.S. domestic furniture wholesalers and retailers. St. Joyal did not receive any commissions or compensation from Nova Furniture for these introductions. Pursuant to the St. Joyal Shareholder Agreement, St. Joyal agreed to pay $2.4 million to Nova Furniture by January 1, 2014, for 18.75% of the equity interest in Nova Furniture, of which St. Joyal has paid $1.65 million as of December 31, 2013 and $0.75 million remains outstanding. The parties have agreed to extend the payment of the remaining balance until April 15, 2014, at which time the balance was paid in full.  The St. Joyal Shareholder Agreement also provides for St. Joyal to help us to expand into the U.S. market by continuing to introduce us to prospective customers and acting as an advisor to us on sales and other business matters. The St. Joyal Shareholder Agreement provides for no compensation to St. Joyal, nor do we have any plans to compensate St. Joyal other than the reimbursement of expenses, of which none have accrued as of December 31, 2013.

On August 6, 2011, Diamond Bar entered into a three-year renewable lease agreement for warehouse and office space in Commerce, California. The building owner and lessor is D.D.P. Properties, Inc., a California corporation owned and controlled with his family by Tay Duc Diep, the husband of our President, Ms. Lam. The monthly rent under this lease is $38,100, with total rental expense in 2013 of $415,000 and total rental expense in 2012 of $457,200. This lease terminated as of October 31, 2013.

On September 30, 2011, Diamond Bar leased a showroom in High Point, North Carolina from the Company’s president. On April 1, 2013, the Company renewed the lease for one year. The lease was for $31,650 and only for use during two furniture exhibitions held between April 1, 2013 to March 31, 2014.

There were no other transactions with any related persons (as that term is defined in Item 404 of Regulation S-K) since the beginning of our last fiscal year, or the fiscal year preceding our last fiscal year, or any currently proposed transaction in which we were or are to be a participant and the amount involved was in excess of $120,000 and in which any related person had a direct or indirect material interest.

Prior to June 4, 2013, we relied on our Board to review related party transactions involving us on an ongoing basis to prevent conflicts of interest. The Board would review a transaction in light of the affiliations of the director, officer or employee and the affiliations of such person’s immediate family. Transactions were presented to the Board for approval before they were entered into or, if this was not possible, for ratification after the transaction had occurred. If the Board found that a conflict of interest existed, then it determined the appropriate remedial action, if any. The Board approved or ratified a transaction if it determined that the transaction was consistent with our best interests. These policies and procedures were not evidenced in writing. Upon our establishment of an Audit Committee on June 4, 2013, we granted authority for reviewing related party transactions to the Audit Committee to approve or ratify such related party transactions.

Director Independence

Our Board currently is comprised of seven directors: Mr. Wong  and Ms. Lam, who have served as our directors since June 30, 2011, and Mr. Ho, who has served as a director since May 28, 2013, none of whom qualifies as an “independent” director for the purposes of the NASDAQ listed company standards currently in effect and all applicable rules and regulations of the SEC, and Mr. Talevich, Mr. Viotto, Mr. Yam, and Mr. Kam, who have served as directors since May 28, 2013, all of whom qualify as “independent” directors for the purposes of the NASDAQ listed company standards currently in effect and all applicable rules and regulations of the SEC . We have elected the above independent directors to our Board as a requirement to the listing of our common stock on a national securities exchange, and established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee as separately-designated committees of the Board with written charters governing such committees. The Board has confirmed Mr. Talevich as an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K. The composition of our Board, and that of its committees, is subject to the corporate governance provisions of our primary trading market, including the requirement for the appointment of independent directors in accordance with the Sarbanes-Oxley Act of 2002 and regulations adopted pursuant thereto by the SEC and the national securities exchange on which our common stock is listed.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Commission and to provide us with copies of those filings. Based solely on our review of the copies received by us and on the written representations of certain reporting persons, we believe that all such Section 16(a) filing requirements were timely met during 2013, except that James Talevich, Michael Viotto, Chung Shing Yam, and Peter Kam did not file Forms 3 within 10 days of becoming directors.

AUDIT COMMITTEE REPORT

The Audit Committee has furnished the following report on its activities during the fiscal year ended December 31, 2013. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing. The Audit Committee charter sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee charter is posted on our website at www.novalifestyle.com.

The primary function of the Audit Committee is to assist the Board in its oversight and monitoring of our financial reporting and auditing process.  Management has primary responsibility for our financial statements and the overall reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of our system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles, and discusses with the Audit Committee any issues they believe should be raised with the Audit Committee. These discussions include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee monitors our processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

The Audit Committee has reviewed and discussed the audited financial statements with our management and representatives of Marcum Bernstein & Pinchuk LLP, our independent registered public accounting firm. The Audit Committee has discussed Marcum Bernstein & Pinchuk LLP’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (which superseded Statement on Auditing Standards No. 61), other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC, and other applicable regulations. The Audit Committee also received the written disclosures and the letter from Marcum Bernstein & Pinchuk LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s independence from our management and has discussed with Marcum Bernstein & Pinchuk LLP its independence. The members of the Audit Committee considered whether the services provided by Marcum Bernstein & Pinchuk LLP, for the year ended December 31, 2013, are compatible with maintaining their independence. The Board has delegated to the Audit Committee the authority to approve the engagement of our independent registered public accounting firm.

Based upon its reviews and discussions, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the SEC and the Board approved that recommendation.

James Talevich (Chairman)
Michael Viotto
Peter Kam

June 9, 2014

SUBMISSION OF SHAREHOLDER PROPOSALS

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive office on or before February 9, 2015. A proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. You may obtain information on the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains the reports, proxy statements and other information we file electronically with the SEC. The address of the SEC website is www.sec.gov.

You may request, and we will provide at no cost, a copy of these filings, including any exhibits to such filings, by writing or telephoning us at the following address: Nova LifeStyle, Inc. 6565 E. Washington Blvd., Commerce, CA 90040, Attn: Corporate Secretary.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, which has been filed with the SEC pursuant to the 1934 Act, is included with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to Nova LifeStyle, Inc. 6565 E. Washington Blvd., Commerce, CA 90040, Attn: Corporate Secretary, or on the SEC’s internet website at www.sec.gov.

YOUR VOTE IS IMPORTANT

You are cordially invited to attend the 2014 Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the 2014 Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

BY ORDER OF THE BOARD OF DIRECTORS

June 9, 2014	/s/ Thanh H. Lam
Thanh H. Lam
Chairperson of the Board and President

Appendix A

NOVA LIFESTYLE, INC.

2014 OMNIBUS LONG-TERM INCENTIVE PLAN

Nova LifeStyle, Inc., a Nevada corporation (the “Company”), sets forth herein the terms of its 2014 Omnibus Long-Term Incentive Plan (the “Plan”), as follows:

1. PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors, key employees and other persons, and to motivate such officers, directors, key employees and other persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock and performance awards. Any of the Awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2. DEFINITIONS

For purposes of the Plan and related documents (including Award Agreements), the following terms shall have the following meanings:

2.1. “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2. “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Unrestricted Stock, or Performance Award under the Plan.

2.3. “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company to a Grantee, that evidences and sets out the terms and conditions of an Award.

2.4. Board” means the Board of Directors of the Company.

2.5.  “Cause” means, as defined in such Grantee’s applicable employment, severance or similar agreement with the Company or an Affiliate if such an agreement exists and contains a definition of cause (or a like term) or, if no such agreement exists or such agreement does not contain a definition of cause (or a like term), then Cause means : (i) engaging in any act, omission or misconduct that is injurious to the Company or an Affiliate; (ii) gross negligence or willful misconduct in connection with the performance of duties; (iii) conviction of a criminal offense (other than minor traffic offenses); (iv) fraud, embezzlement or misappropriation of funds or property of the Company or an Affiliate; (v) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate; (vi) the entry of an order duly issued by any regulatory agency (including federal, state and local regulatory agencies and self-regulatory bodies) having jurisdiction over the Company or an Affiliate requiring the removal of the Service Provider from any office held with the Company or prohibiting the Service Provider from participating in the business or affairs of the Company or any Affiliate; or (vii) the revocation or threatened revocation of any of the Company’s or an Affiliate’s  government licenses, permits or approvals, which is primarily due to the Service Provider’s action or inaction and such revocation or threatened revocation would be alleviated or mitigated in any material respect by the termination of the Service Provider’s employment or services with the Company or an Affiliate.

2.6. “Change in Control” shall have the meaning set forth in Section 14.2.

2.7. “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended and the regulations and form guidance issued thereunder.

2.8.  “Committee” means the Compensation Committee of the Board (or a subcommittee thereof), or such other committee as designated by the Board, but if no Committee exists which has been delegated the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.  The Committee shall (i) consist of two or more individuals each of whom shall be, to the extent required by Rule 16b-3 issued under the Exchange Act, a “non-employee director” as defined in Rule 16b-3 of the Exchange Act, and to the extent required by Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code and (ii) satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed.  If for any reason the appointed Committee does not meet the requirements of Section 162(m) of the Code, such noncompliance shall not affect the validity of the Awards, grants, interpretations or other actions of the Committee.

2.9. “Company” means Nova LifeStyle, Inc., a Nevada corporation, or any successor corporation.

2.10. “Common Stock” or “Stock” means a share of common stock of the Company, par value $0.001 per share.

2.11. “Covered Employee”  means a Grantee who is a “covered employee” within the meaning of Section 162(m)(3) of the Code.

2.12. “Disability” means the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.  A Grantee shall be considered disabled only if he furnishes such proof of Disability as the Committee may require.

2.13. “Effective Date” means the date set forth in Section 5.1.

2.14. “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended, and formal guidance issued thereunder.

2.15. “Fair Market Value” of a share of Common Stock as of a particular date shall mean: (i) the closing sale price reported for a share of Common Stock on such date on the national securities exchange or national market system on which such stock is principally traded, or if no sale occurred on such date, the trading day immediately preceding such date on which a sale was reported, (ii) if the Common Stock is not traded on an national securities exchange or national market system but is regularly quoted by a recognized securities dealer, its Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), or (iii)  if the shares of Common Stock are not then listed on a national securities exchange or national market system or regularly quoted by a recognized securities dealer or the value of such shares is not otherwise determinable, its Fair Market Value will be determined in good faith by the Committee in a manner consistent with the requirements of Section 409A of the Code or, in the case of an Incentive Stock Option, in compliance with Section 422 of the Code.

2.16. “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent (50%)  of the voting interests.

2.17. “Grantee” means a person who receives or holds an Award under the Plan.

2.18. “Incentive Stock Option” means an Option awarded under the Plan that is designated in the Award Agreement as an “incentive stock option” and satisfies the requirements of Section 422 of the Code.

2.19. “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.20. “Option” means an Award entitling the Grantee to purchase one or more shares of Stock pursuant to the Plan.

2.21. “Option Price” means the exercise price to be paid for each share of Stock under an Option.

2.22. “Performance Award” means an Award made subject to the attainment of performance goals that is awarded to a Grantee pursuant to Section 12.

2.23. “Performance Period”  means one or more periods of time, as the Committee may select, over which the attainment of one or more performance goals will be measured for the purpose of determining a Grantee’s right to and the payment of a Performance Award, which period shall not exceed ten (10) years.

2.24. “Plan” means this Nova LifeStyle, Inc., 2014 Omnibus Long-Term Incentive Plan, as it may be amended from time to time.

2.25. “Purchase Price” means the purchase price (if any) to be paid by the Grantee for each share of Stock pursuant to an Award of Restricted Stock or Unrestricted Stock.

2.26. “Restricted Stock” means shares of Stock subject to a vesting schedule or other substantial risk of forfeiture that are awarded to a Grantee pursuant to Section 10.

2.27.  “Restricted Stock Unit” means a bookkeeping entry representing the promise to deliver to a Grantee shares of Stock upon vesting or achievement of certain performance measures pursuant to Section 10.

2.28. “SAR Base Price” means the per share base price of an SAR granted to a Grantee under Section 9.

2.29. “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended, and formal guidance issued thereunder.

2.30. “Separation from Service” means a termination of employment or service by a Service Provider with the Company and its Affiliates; provided, that if any Award that is nonqualified deferred compensation (within the meaning of Section 409A of the Code), or any dividend thereon, is to be paid or distributed upon a Separation from Service, then a Separation from Service shall not occur unless it qualifies as a “separation from service” within the meaning of Section 409A of the Code. Unless otherwise stated in an applicable Award Agreement, a Grantee’s change in position, duties or status (e.g., from employee to consultant, consultant to director, employee to director) shall not result in interrupted or terminated employment or service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.31.  “Service Provider” means: (i) an employee of the Company or an Affiliate, (ii) a member of the Board who is not an employee of the Company or an Affiliate, or (iii) a consultant or advisor who is a natural person currently providing services to the Company or an Affiliate.

2.32. “Stock Appreciation Right” or “SAR” means a right to a payment based on the increase in the value of Stock that is granted to a Grantee under Section 9.

2.33. “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.34. “Termination Date” means the date upon which an Option or an SAR shall terminate or expire, as set forth in Sections 8.3 and 9.4.

2.35. “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent (as defined in Section 424(e) of the Code), or any of its Subsidiaries.  In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.36.  “Unrestricted Stock” means an Award of Stock made pursuant to Section 11.

3. ADMINISTRATION OF THE PLAN

3.1. General.

The Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Committee deems, in its sole discretion, to be necessary or appropriate to the administration of the Plan.  The interpretation and construction by the Committee of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Committee shall have full and final authority, subject to the other terms and conditions of the Plan, to:

(i)	designate Grantees;

(ii)	determine the Awards to be made to a Grantee;

(iii)	determine the number of shares of Stock to be subject to an Award;

(iv)
establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, SAR Base Price of any SAR, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the Award, vesting or acceleration, exercise, transfer, or forfeiture of the Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v)	prescribe the form of each Award Agreement;

(vi)
determine the effect of all matters and questions relating to an individual’s status as a Service Provider for purposes of the Plan and any Award Agreement, including, without limitation, whether and when an individual ceases to provide services or employment;

(vii)
unless prohibited by applicable law, including Code Sections 422, 424 and 409A, amend, modify, or supplement the terms of any outstanding Award, including  to modify Awards to foreign nationals or individuals who are employed outside the United States to satisfy requirements of local law, tax policy, or custom or to otherwise comply with foreign registration requirements; and

(viii)	make all other determinations deemed necessary or advisable for administering the Plan, subject to Section 5.3.

The grant of any Award will be contingent upon the Grantee executing the appropriate Award Agreement, if determined necessary by the Committee.

3.2. Deferral Arrangement.

The Committee may permit or require the deferral of payment of any Award, subject to such rules and procedures as it may establish and in accordance with Section 409A of the Code. Unless otherwise provided in an Award Agreement, any such deferral will not include provisions for the payment or crediting of interest or dividend equivalents.

3.3. No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or any Award Agreement.

3.4. Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4. STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 14, the maximum number of shares of Stock available for issuance under the Plan shall be 4,000,000.  All such shares of Stock available for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options.  Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company.  The maximum number of shares of Common Stock that will be awarded to any one Grantee during any calendar year shall not exceed 100,000, subject to adjustment as provided in Section 14.  The maximum amount that can be paid in any calendar year to any Grantee pursuant to a Performance Award denominated in dollars that is intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code as described in Section 12.2 shall be $200,000.

To the extent that an Award under the Plan is canceled, expired, forfeited, settled in cash, settled by issuance of fewer shares of Stock than the number underlying the Award, or otherwise terminated without delivery of shares of Stock to the Grantee, the shares retained by or returned to the Company will again be available for issuance under the Plan.  If the Option Price, SAR Base Price, or if pursuant to Section 15.4 the tax withholding obligation of any Grantee with respect to an Award, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, the number of shares of Stock so tendered or withheld shall not be available again for issuance under the Plan.

5. EFFECTIVE DATE, TERM, DURATION AND AMENDMENTS

5.1. Effective Date of Plan.

The Plan shall be effective on May 13, 2014, the date of its approval by the Board (the “Effective Date”), subject to the approval of the Plan by stockholders of the Company in accordance with applicable law (including, without limitation, approvals required under Rule 16b-3 of the Exchange Act, Section 162(m) of the Code and Section 422 of the Code) and any registration or stock exchange rule.  Any Option that is designated as an Incentive Stock Option shall automatically be treated as a Non-Qualified Stock Option if the Plan is not approved by the shareholders of the Company within twelve (12) months after the Effective Date of the Plan.  No Award that is intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code that is granted to a Covered Employee shall be effective unless and until the Plan is approved by the stockholders of the Company.

5.2. Term.

The Plan shall terminate on the ten (10) year anniversary of the Effective Date, and may be terminated on any earlier date as provided in Section 5.3; provided, however, that no Award that is intended to be “performance-based compensation” under Section 162(m) of the Code that is granted to a Covered Employee (other than an Option or Stock Appreciation Right) shall be granted on or after the five (5) year anniversary of the stockholder approval of the Plan unless the business criteria are reapproved (or other designated business criteria are approved) by the Company’s stockholders every five (5) years as required by Section 162(m) of the Code.

5.3. Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made; provided, however, that no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded or causes the Option or SAR to become subject to Section 409A of the Code.  An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements, including, without limitation Sections 162(m) and 422 of the Code, or with respect  to an outstanding Option or SAR, it reduces the Option Price or SAR Base Price thereof or would be treated as a re-pricing under the rules of the exchange upon which the Company’s Stock trades, (except for appropriate adjustments made to outstanding Options and SARs pursuant to Section 14).

No Awards shall be made after termination of the Plan; provided, that the termination of the Plan will not affect the Board's or Committee’s ability to exercise its powers with respect to Awards that were granted prior to the date of such termination.

6. AWARD ELIGIBILITY AND LIMITATIONS

Awards may be made to any Service Provider, as the Committee shall determine and designate from time to time in its discretion; provided, however, that Non-Qualified Stock Options and SARs may only be granted to Service Providers of the Company or a Subsidiary, and Incentive Stock Options may only be granted to employees of the Company or a Subsidiary.  An eligible person may receive more than one Award, subject to such restrictions as are provided in the Plan.

7. AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Committee shall from time to time determine.  Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice.  Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.  Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-Qualified Stock Options or Incentive Stock Options, and in the absence of such specification such Options shall be deemed Non-Qualified Stock Options.

8. TERMS AND CONDITIONS OF OPTIONS

8.1. Option Price.

The Option Price of each Option shall be fixed by the Committee and stated in the applicable Award Agreement. The Option Price shall be at least one hundred percent (100%) of the Fair Market Value of a share of Stock on the grant date; provided, however, if the Grantee is a Ten Percent Stockholder as of the grant date, the Option Price of an Option that is intended to be an Incentive Stock Option shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a share of Stock on the grant date.

8.2. Vesting.

Subject to Section 8.3 hereof, each Option shall become exercisable as to whole shares of Stock at such times and under such conditions (including, without limitation, performance requirements and/or future service requirements) as shall be determined by the Committee and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. If no vesting schedule is specified in the applicable Award Agreement, the Option shall vest twenty percent (20%) on each of the first five (5) anniversaries of the grant date, provided that the Grantee remains in the continuous service of the Company or an Affiliate during such time.

8.3. Term.

Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the grant date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the related Award Agreement (the “Termination Date”); provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option that is intended to be an Incentive Stock Option at the grant date shall not be exercisable after the expiration of five (5) years from its grant date.

8.4. Separation from Service.

Except as otherwise provided in an Award Agreement:

(i)
upon a Grantee’s Separation from Service for any reason other than for Cause or due to death or Disability, all Options that are exercisable at the time of such Separation from Service shall remain exercisable for a period of not more than three (3) months after such Separation from Service (but in no event after the Termination Date), after which date they shall expire, and all Options that are not exercisable at the time of such Separation from Service shall terminate on the date of such Separation from Service;

(ii)
upon a Grantee’s Separation from Service due to death or Disability, all Options that are exercisable at the time of such Separation from Service shall remain exercisable for a period of not more than twelve (12) months after such Separation from Service (but in no event after the Termination Date), after which date they shall expire, and all Options that are not exercisable at the time of such Separation from Service shall terminate on the date of such Separation from Service; and

(iii)
upon a Grantee’s Separation from Service for Cause, all outstanding Options granted to such Grantee that have not yet been exercised, whether vested or unvested, shall terminate on the date of such Separation from Service.

The Committee, in its sole discretion, may accelerate the vesting and exercisability of an Option at any time.

8.5. Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company.  Such notice shall specify the number of whole shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised plus the amount (if any) of applicable taxes which the Company may, in its judgment, be required to withhold in accordance with Section 15.4.  Unless otherwise provided by the Committee, payments by the Grantee shall be made in cash or cash equivalents acceptable to the Company.  Notwithstanding anything contained herein to the contrary, the Committee may, solely in its discretion, approve payment in whole or in part by an alternative method, including (i) by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes, (ii) in the form of shares of Stock already owned by the Grantee (and for which the Grantee has good title free and clear of any liens and encumbrances) on the date of surrender to the extent the shares of Stock have a Fair Market Value on the date of surrender equal to the aggregate Option Price of the shares as to which such Option shall be exercised and any withholding taxes, (iii) by net exercise, or (iv)  any combination of the foregoing.

8.6. Rights of Holders of Options.

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock ) until the shares of Stock covered thereby are fully paid and issued to him, and except as provided in Section 14, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.7. Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance (by paper, electronic or other means as determined by the Committee) of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

8.8. Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or a Subsidiary; (ii) if it is specifically designated as an Incentive Stock Option in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company, its parent (as defined in Section 424(e) of the Code), or a Subsidiary) does not exceed $100,000. This $100,000 limitation shall be applied by taking Options into account in the order in which they were granted.  Any portion of the Option in excess of such $100,000 limitation will be treated as a Non-Qualified Stock Option.

If any Grantee shall make any disposition of Shares delivered pursuant to the exercise of an Incentive Stock Option that is a disqualifying disposition, such Grantee shall notify the Company of such disposition within ten (10) days thereof.  A disqualifying disposition is any disposition (including any sale) of Stock acquired upon exercise of an ISO before the later of (i) two (2) years after the grant date of the Incentive Stock Option or (ii) one (1) year after the date the Grantee acquired the Stock by exercising the Incentive Stock Option.

9. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1. Right to Payment.

Each SAR shall confer upon the Grantee a right to receive, upon exercise thereof, an amount equal to the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Base Price. The Award Agreement for the SAR shall specify the number of SARs granted and the SAR Base Price, which shall be fixed on the grant date.

9.2. Method of Exercise.

An SAR that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company.  Such notice shall specify the number of whole SARs with respect to which the Award is being exercised and shall be accompanied by payment in full of the amount (if any) of applicable taxes which the Company may, in its judgment, be required to withhold in accordance with Section 15.4.  Unless otherwise provided by the Committee, payments by the Grantee shall be made in cash or cash equivalents acceptable to the Company.  Notwithstanding anything to the contrary, the Committee may, solely in its discretion, approve payment in whole or in part by one of the alternative methods set forth in Section 8.5.

9.3. Other Terms.

The Committee shall determine at the grant date or thereafter, the time or times at which and the circumstances under which an SAR may become vested and exercisable in whole or in part (including based on achievement of performance requirements and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, and any other terms and conditions of any SAR, provided they are not inconsistent with Section 409A of the Code.  Notwithstanding the foregoing, the Committee, in its sole discretion, may provide at the time of grant that the payment due upon exercise of an SAR may not exceed a specified amount. The Committee, in its sole discretion, may accelerate the vesting and exercisability of an SAR at any time.  If no vesting or exercise schedule is specified in the applicable Award Agreement, the SAR shall vest and remain exercisable following Separation from Service in the same manner as set forth in Sections 8.2 and 8.4 above.  The Committee, in its sole discretion, may accelerate the vesting and exercisability of an SAR at any time.

9.4. Term of SARs.

  The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years (the “Termination Date”).

9.5. Payment of SAR Amount.

Upon exercise of an SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i)	the difference between the Fair Market Value of a Share on the date of exercise over the SAR Base Price; by

(ii)	the number of whole Shares with respect to which the SAR is exercised.

SARs may be settled in cash, Stock, or a combination thereof, as determined by the Committee in its sole discretion and set forth in the Award Agreement. If no form of payment is specified in the applicable Award Agreement, settlement shall be in cash.

9.6. Rights of Holders of SARs.

Unless otherwise provided in an Award Agreement, a Grantee holding or exercising an SAR shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock ) until the shares of Stock covered thereby are fully paid and issued to him, and except as provided in Section 14, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

10. TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1. Restrictions.

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock and/or Restricted Stock Units to a Service Provider in such amounts as the Committee, in its sole discretion, will determine.  At the time of grant, the Committee may, in its sole discretion, establish a period of time during which the Restricted Stock is subject to a vesting schedule or other substantial risk of forfeiture, including the satisfaction of corporate or individual performance objectives in accordance with Section 12.1 and 12.2 (a “Restricted Period”). Each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period.  If no Restricted Period is specified in the applicable Award Agreement, the Restricted Period shall lapse as to twenty percent (20%) of the Award of Restricted Stock and/or Restricted Stock Units on each of the first five (5) anniversaries of the grant date, provided that the Grantee remains in the continuous service of the Company or an Affiliate during such time.

10.2. Restricted Stock.

(i)
Restricted Stock Certificates.  Subject to Section 3.4, as soon as reasonably practicable after the grant date, the Company shall issue stock, in the name of the applicable Grantee, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee. The Committee may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

(ii)
Rights of Holders of Restricted Stock.  Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall not have the right to vote such Stock or receive any dividends declared or paid with respect to such Stock until the Restricted Stock is no longer subject to a Period of Restriction.

(iii)
Purchase of Restricted Stock.  The Committee may, in its sole discretion, grant (or sell at par value or such other higher Purchase Price determined by the Committee) an Award of Restricted Stock.  Payment of the Purchase Price (if any) is due in full upon the grant of the Award, in a form acceptable to the Committee.

10.3.	Restricted Stock Units.

(i)
Settlement of Restricted Stock Units.  The Award Agreement shall also set forth the time when the Restricted Stock Units shall be settled and such other terms and conditions which shall comply with, or be exempt from, Section 409A of the Code.  Restricted Stock Units are generally settled in Stock immediately following the date they vest, provided that the Committee may specify in the applicable Award Agreement that settlement shall be in cash, to the extent necessary to comply with applicable foreign laws or as otherwise deemed desirable by the Committee.

(ii)
Rights of Holders of Restricted Stock Units.  A Grantee awarded Restricted Stock Units shall have no rights as a stockholder of the Company until the shares of Stock covered under the Restricted Stock Unit are fully paid and issued to him.  Unless otherwise provided in an Award Agreement and in compliance with Section 409A of the Code, the Grantee holding Restricted Stock Units shall not be entitled to receive, currently or on a deferred basis, dividend equivalents with respect to any Stock covered by a Restricted Stock Unit.

(iii)
Creditor’s Rights.  A Grantee holding Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.4. Separation from Service.

Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the Grantee’s Separation from Service, any Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which the Restricted Period has not lapsed, shall immediately be deemed forfeited, and the Grantee shall have no further rights with respect to such Award.

The Committee, in its sole discretion, may accelerate the vesting of or lapse of the Restricted Period on Restricted Stock and Restricted Stock Units at any time.

10.5. Delivery of Stock.

Upon the lapse of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee,  unless otherwise provided in the Award Agreement, a stock certificate for any shares due upon settlement of an Award of Restricted Stock or Restricted Stock Units shall be delivered (by paper, electronically, or such other means as determined by the Committee) to the Grantee (or the Grantee’s beneficiary or estate, as the case may be) and any cash payment due upon settlement of such Award shall be immediately paid by the Company.

11. TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS

The Committee may, in its sole discretion, grant (or sell at par value or such other higher Purchase Price determined by the Committee) an Award of Unrestricted Stock to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Awards of Unrestricted Stock may be granted or sold as described in the preceding sentence as compensation for past services rendered and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee. Awards of Unrestricted Stock shall be paid within such time that complies with Section 409A of the Code, as specified in an Award Agreement.

12. TERMS AND CONDITIONS OF PERFORMANCE AWARDS

12.1. Performance Conditions.

The right of a Grantee to exercise or receive a grant, or the vesting or settlement, of any Award may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

12.2. Performance Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that an Award (other than an Option or Stock Appreciation Right) to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise, vesting and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 12.2 (a “Performance Award”).  In addition, the Committee shall have the authority to make an award of a cash bonus to any Grantee and designate such Award as a Performance Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code.

(i)
Performance Goals Generally. The performance goals shall consist of one or more business criteria set forth in paragraph (ii) below and a targeted level or levels of performance with respect to each of such business criteria, as specified by the Committee consistent with this Section 12.2.  Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised, vested and/or settled upon achievement of any one or more performance goals. Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

(ii)
Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company or an Affiliate, shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (i) total stockholder return; (ii) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index; (iii) net income; (iv) pretax earnings; (v) earnings before interest expense, taxes, depreciation and amortization; (vi) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (vii) operating margin; (viii) earnings per share; (ix) return on equity; (x) return on capital; (xi) return on investment; (xii) operating earnings; (xiii) working capital; (xiv) ratio of debt to stockholders’ equity;  (xv) revenue; (xvi) revenue growth rate; (xvii) gross margin and (xviii) reduction in costs or debts. Only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may: (i) designate additional business criteria on which the business criteria may be based or (ii) adjust, modify or amend the business criteria.

(iii)
Timing for Establishing Performance Goals. Performance goals shall be established not later than ninety (90) days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(iv)
Settlement of Performance Awards.  Performance Awards shall be settled in cash, Stock, other Awards or other property, in the discretion of the Committee, on a date specified in an Award Agreement which satisfies the requirements of Section 409A of the Code, if applicable.   With respect to a Performance Award that is intended to be “performance-based compensation” within the meaning of Section 162(m) of the Code: (i) a Grantee shall be eligible to receive payment in respect of a Performance Award only to the extent that the performance goals for the Performance Period are achieved, provided, that the Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards in accordance with Section 162(m) of the Code; and (ii) the  Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Awards for a Performance Period if the performance goals for such Performance Period have not been attained, or (B) increase a Performance Award above the maximum award limit in Section 4.

(v)
Separation from Service.  Unless otherwise specified in the applicable Award Agreement, in the event of Separation from Service by the Grantee prior to the end of a Performance Period or prior to settlement of a Performance Award any cash Performance Award shall be cancelled and forfeited.

12.3. Written Determinations.

All determinations by the Committee as to the establishment of performance goals and the Performance Period, the amount of any Performance Award pool or potential individual Performance Awards, the achievement of performance goals during a Performance Period, and the Performance Award earned for an applicable Performance Period shall be certified in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may delegate any such responsibility relating to such Performance Awards only to the extent permitted by Code Section 162(m).

13. REQUIREMENTS OF LAW

13.1. General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee exercising an Option or SAR pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or SAR or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Committee has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option or SAR shall not be exercisable until the shares of Stock covered by such Option or SAR are registered or are exempt from registration, the exercise of such Option or SAR (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

13.2. Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the vesting, exercise and settlement thereof  qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

14. EFFECT OF CHANGES IN CAPITALIZATION

14.1. Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date (“Equity Restructuring”), the number and kinds of shares for which Awards may be granted under the Plan, the Option Price and/or the SAR Base Price shall be adjusted proportionately and accordingly by the Committee; provided, that any such adjustment shall comply with Sections 409A and 424 of the Code, if applicable, and with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustments shall be made only to the extent that the Committee determines that such adjustment may be made without causing the Company to be denied a tax deduction on account of Section 162(m) of the Code.  In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event.  The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.

14.2. Definition of Change in Control.

Unless an Award Agreement provides for a different meaning, a “Change in Control” shall mean the occurrence of any of the following:

(i)
Any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%)  of the total voting power represented by the Company’s then-outstanding voting securities, provided, however, that a Change in Control shall not be deemed to occur if an employee benefit plan (or a trust forming a part thereof) maintained by the Company, directly or indirectly, becomes the beneficial owner of more than fifty percent (50%) of the then-outstanding voting securities of the Company after such acquisition;

(ii)
A majority of the members of the Board is replaced during any twelve (12)-month period commencing on the Effective Date, by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment;

(iii)
The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in (a) the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (b) the directors of the Company immediately prior thereto continuing to represent at least fifty percent (50%) of the directors of the Company or such surviving entity immediately after such merger or consolidation; or

(iv)	The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to (not exempt from) Section 409A of the Code, the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” within the meaning of Section 409A of the Code.

14.3. Effect of Change in Control; Corporate Transactions

The Committee shall determine the effect of a Change in Control upon Awards, and such effect may be set forth in the appropriate Award Agreement.  In the event of a merger, consolidation, reorganization, extraordinary dividend, tender offer for Common Stock, Change in Control or other change in capital structure of the Company that is not an Equity Restructuring under Section 14.1, the Committee may make such adjustments with respect to Common Stock that may be issued pursuant to Awards and the number and/or Exercise Price or SAR Base Price of outstanding Awards and take such other action as it deems necessary or appropriate, including, without limitation, subject to the requirements of Code Sections 409A and 424, if applicable:

(i)
make appropriate provision for the continuation of an Award by substituting on an equitable basis for the Shares then subject to such Award either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Change in Control or securities of any successor or acquiring entity;

(ii)
upon reasonable prior written notice to the Grantee, provide that: (A) the Options and SARs held by such Grantee, to the extent then exercisable, must be exercised within a specified number of days of the date of such notice, at the end of which period the Options and/or SARs shall terminate without payment, and/or (B) a grant of Restricted Stock, Restricted Stock Units and/or Unrestricted Stock must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the Restricted Stock, Restricted Stock Units and/or Unrestricted Stock shall terminate;

(iii)
terminate an Award in exchange for a payment equal to the excess of the Fair Market Value of the Shares subject to the Award (to the extent then vested and exercisable) over the Option Price, SAR Base Price or the Purchase Price, as applicable;

(iv)	provide that an Award shall become fully vested and exercisable and that any Period of Restriction shall lapse immediately prior to the Change in Control; and/or

(v)
with respect to a Performance Award, provide that any incomplete Performance Periods shall end on the date of such Change in Control, and the Committee shall cause the Award to be settled based upon the higher of: (A) the Grantee’s actual attainment of performance goals for the Performance Period through the date of the Change in Control or (B) the Grantee’s target award; provided, that if the Performance Award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, settlement shall be made in a manner that complies with Section 162(m) of the Code.

Notwithstanding anything to the contrary, an Award having an Option Price or SAR Base Price or Purchase Price per share equal to or greater than the Fair Market Value of the consideration to be paid per Share of Common Stock in the Change in Control may be canceled without payment of consideration to the applicable Grantee.

14.4. Adjustments.

Adjustments under this Section 14 related to shares of Stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share with no cash payment due therefor.

14.5. No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

15. GENERAL PROVISIONS

15.1. Nontransferability.

Except as otherwise provided herein, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetence, the Grantee’s guardian or legal representative) may exercise an Option or SAR. Except as otherwise provided herein, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of a Non-Qualified Stock Option to any Family Member. For the purpose of this paragraph, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this paragraph, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this paragraph or by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may also provide that Options may be transferred to persons other than Family Members. The events of Separation from Service in Section 8.4 shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

In the event of a transfer pursuant to this Section, references to Grantee throughout this Plan shall be read to include the transferee where appropriate.

15.2. Disclaimer of Rights; No Trust or Fund Created.

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate.

Neither a Grantee nor any other person shall, by reason of the Plan or any Award, acquire any right in or title to any assets, funds or property, other than the Common Stock of the Company or an Affiliate, including, without limitation, any specific funds, assets, or other property which the Company or its Affiliates, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Grantee shall have only a contractual right to the Common Stock underlying Awards granted under the Plan, unsecured by any assets of the Company or an Affiliate.  Nothing contained in the Plan shall constitute a guarantee that the assets of the Company or its Affiliates shall be sufficient to pay any benefits to any person.

15.3. Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

15.4. Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Stock upon the exercise of an Option or SAR, or (iii) pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, by: (i) causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee, or (ii) delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 15.4 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.  The amount of the withholding requirement shall not exceed the statutorily minimum amount required to be withheld on the date that the amount of tax to be withheld is to be determined.  Any fraction of a share of Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash or other means by the Grantee.

15.5. Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

15.6. Other Provisions.

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

15.7. Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

15.8. Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

15.9. Governing Law.

The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of Nevada, without regard to any choice of law principles thereof or of any other jurisdiction.

15.10. Section 409A.

Although the Company does not guarantee to a Grantee any particular tax treatment of an Award, Awards are intended to comply with, or be exempt from, the requirements of Section 409A of the Code, to the extent it applies.  The Plan and each Award Agreement will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Committee.  In no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest or penalties that may be imposed on a Grantee pursuant to or as a result of Section 409A of the Code or any damages for failing to qualify for an exemption from, or comply with, Section 409A of the Code.

If the Grantee is deemed on a Separation from Service to be a “specified employee” within the meaning of Code Section 409A(a)(2)(B), then with regard to any Award that is considered non-qualified deferred compensation under Code Section 409A payable on account of a Separation from Service, such Award shall be paid at the date which is the earlier of (A) the expiration of the six (6)-month period measured from the date of such a Separation from Service of the Grantee, and (B) the date of the Grantee’s death (the “Delay Period”).  Upon the expiration of the Delay Period, all payments delayed pursuant to this Section (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid to the Grantee in a lump sum and any remaining payments due under the Award shall be paid in accordance with the normal payment dates specified for them in the Plan or the applicable Award Agreement.

15.11. International Awards.

The Committee may adopt special guidelines and provisions for Awards with respect to Grantees who are employed or reside in any country other than the United States in order to comply with the applicable laws of such other country.

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The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors Nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Ya Ming Wong
02 Yuen Ching Ho
03 Thanh H. Lam
04 James R. Talevich
05 Michael Viotto
06 Chung Shing Yam
07 Peter Kam

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2 Ratification of appointment of Marcum Bernstein & Pinchuk LLP as our independent registered public accounting firm.	☐	☐	☐
3 By non-binding vote, approval of the compensation of the Companys named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
4 By non-binding vote, approval of the frequency of holding future advisory votes to approve executive compensation.	☐	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
5 Adoption of the Nova LifeStyle, Inc. 2014 Omnibus Long-Term Incentive Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

NOVA LIFESTYLE, INC.
Annual Meeting of Stockholders
June 30, 2014 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Ya Ming Wong and Thanh H. Lam as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of NOVA LIFESTYLE, INC. that the undersigned is entitled to vote at the Annual Meeting of stockholders to be held at 10:00 AM, PDT on June 30, 2014, at the DoubleTree by Hilton Hotel Los Angeles located at 5757 Telegraph Road Commerce, CA 90040, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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